IN THE CIRCUIT COURT FOR BALTIMORE CITY

-----------------------------------------------------
                                                      )
SEKUK GLOBAL ENTERPRISES PROFIT                       )
SHARING PLAN,                                         )
                                                      )
                                                      )
                    PLAINTIFF,                        )
                                                      )
       v.                                             )
                                                      )
RECKSON ASSOCIATES REALTY CORP.,                      )Civil No. 24-C-03-007496
HERVE A. KEVENIDES, JOHN V.N. KLEIN,                  )Judge Evelyn Omega Cannon
RONALD H. MENAKER, PETER QUICK,                       )
LEWIS D. RANIERI, DONALD J. RECHLER,                  )
GREGG M. RECHLER, MITCHELL D.                         )
RECHLER, ROGER M. RECHLER, SCOTT H.                   )
RECHLER and CONRAD D. STEPHENSON,                     )
                                                      )
                    DEFENDANTS.                       )
----------------------------------------------------- )
                                                      )
CHARLES D. HOFFMAN, et al.,                           )
                                                      )
                    PLAINTIFFS,                       )
                                                      )
         v.                                           )
                                                      )
DONALD J. RECHLER, et al.,                            )Civil No. 24-C-03-007876
                                                      )Judge Evelyn Omega Cannon
                    DEFENDANTS.                       )
----------------------------------------------------- )
                                                      )
ROBERTA CHIRKO,                                       )
                                                      )
                    PLAINTIFF,                        )
                                                      )
         v.                                           )
                                                      )
RECKSON ASSOCIATES REALTY CORP., et al.,              )Civil No. 24-C-03-008010
                                                      )Judge Evelyn Omega Cannon
                    DEFENDANTS.
-----------------------------------------------------


                            STIPULATION OF SETTLEMENT
                            -------------------------

                            STIPULATION OF SETTLEMENT
                            -------------------------

     1. This Stipulation of Settlement dated as of March 14, 2005 (the

"Stipulation"), is made and entered into by and among the Settling Parties (as defined in subparagraph 16(r) hereof) through their counsel of record in the

Actions (as defined in subparagraph 16(a) hereof). The Stipulation is intended by the Settling Parties to fully, finally and forever resolve, discharge and settle the Released Claims (as defined in subparagraph 16(p) hereof), upon the terms and conditions set forth herein.

BACKGROUND
----------

     2. Nominal defendant Reckson Associates Realty Corp. ("Reckson" or the

"Company") is a Maryland corporation that operates as a real estate investment trust which owns, develops and manages office and industrial properties in the

New York tri-state area. On September 10, 2003, Reckson announced a strategic plan that included: (a) the sale of 95 Industrial Properties (as defined in subparagraph 16(e) hereof) to members of the Rechler family, some of whom were executive officers and directors of the Company; (b) the resignation of Gregg,

Roger and Mitchell Rechler from executive management and director positions, and the resignation of Donald Rechler from executive management, but not as non-executive Chairman of the Board of Directors; and (c) various other corporate governance changes, including de-staggering the Board, opting Reckson out of certain Maryland anti-takeover provisions and providing for the appointment of only independent directors to the Audit, Compensation and

Nominating/Governance Committees of the reconstituted Board.

     3. Six Non-Management Directors  (collectively,  as defined in subparagraph

16(g) hereof, Herve A. Kevenides, John V.N. Klein, Ronald H. Menaker, Peter

Quick, Lewis S. Ranieri and Conrad D. Stephenson), who made up a majority of

Reckson's then eleven-member

Board of Directors, reviewed and approved the transaction on behalf of the

Company. They were advised by and received a fairness opinion from Citigroup

Global Markets, Inc. ("Citigroup").

     4.  Reckson  owned its  interests  in real  properties  through the Reckson

Operating Partnership, L.P. On November 11, 2003, Reckson announced the closing of the sale of the Industrial Properties to the Rechler family for $315.5 million (of which approximately $225.1 million was in cash and debt assumption,

and $90.4 million was in Reckson Operating Partnership units owned by the

Rechler family). As a result of its purchase of the Industrial Properties, the

Rechler family no longer owned any Reckson Operating Partnership units.

     5.  The  first  of nine  shareholder  derivative  actions  in  response  to

Reckson's announcement of the sale of the Industrial Properties to the Rechler family, LOWINGER V. RECHLER, ET AL., Index No. 03-014162, was filed in the

Supreme Court of the State of New York, County of Nassau, on September 16, 2003.

Two additional suits, STEINER V. RECHLER, ET AL., Index No. 03-23545, and

LIGHTER V. RECHLER, ET AL., Index No. 03-23593, were filed in the Supreme Court of the State of New York, County of Suffolk, on October 2, 2003 and October 3,

2003, respectively. The STEINER and LIGHTER suits are in the process of consolidation with the LOWINGER action before Judge Ira Warshawsky in Nassau

County (hereinafter, collectively, the "New York State Court Actions").

     6. On  September  26,  2003,  the first of three  consolidated  shareholder derivative suits, TUCKER V. RECHLER, ET AL., Index No. 03-CV-4917, was filed in the United States District Court for the Eastern District of New York. TUCKER

was followed by CLINTON CHARTER TOWNSHIP POLICE AND FIRE RET. SYS. V. RECHLER,

ET. AL., Index No. 03-CV-5008, on October 1, 2003, and TEACHERS' RET. SYS. OF

LOUISIANA V. RECHLER, ET AL., Index No. 03-CV-5178, on October 14, 2003.

The First Amended and Consolidated  Complaint in TUCKER, ET AL. V. RECHLER,  ET

AL. (hereinafter the "New York Federal Court Actions") was filed on October 31,

2003. That consolidated complaint was superseded by the Second Amended and

Supplemented Consolidated Complaint filed on January 20, 2004, and Judge Thomas

C. Platt signed a Stipulation and Order to Consolidate the New York Federal

Court Actions on May 12, 2004.

     7. The first of three  consolidated  actions filed in the Circuit Court for

Baltimore City,  Maryland,  SEKUK GLOBAL ENTERS.  PROFIT SHARING PLAN V. RECKSON

ASSOCS. REALTY CORP., ET AL., Civil No. 24-C-03-007496, was filed on October 16,

2003. SEKUK GLOBAL was followed by HOFFMAN,  ET AL. V. RECHLER ET AL., Civil No.

24-C-03-007876, on October 27, 2003, and CHIRKO V. RECKSON ASSOCS. REALTY CORP.,

ET AL., Civil No. 24-C-03-008010, on October 30, 2003. Judge Evelyn Omega Cannon

signed a Stipulation  and Order of  Consolidation  on December 12, 2003, and the

Consolidated  Amended  Complaint in SEKUK GLOBAL,  ET AL. V.  RECHLER,  ET AL.,

(hereinafter  the  "Maryland  Actions")  was filed on January 20,  2004.

     8. The complaints in the New York State Court Actions, the New York Federal

Court Actions and the Maryland Actions all allege substantially the same facts and claims and purport, derivatively on behalf of Reckson, to challenge the sale of the Industrial Properties to the Rechler family. The gravamen of the complaints, which each include one or more claims of breach of statutory and common law fiduciary duties, breach of contract, abuse of control, gross mismanagement, waste of corporate assets and/or unjust enrichment, is that the

Industrial Properties were sold to the Rechler family for insufficient consideration and that Reckson settled its contractual obligations to the

Rechler family members who resigned their employment as executive officers of the Company for excessive consideration. The complaints seek primarily money damages, as well as restitution, disgorgement of profits and extraordinary equitable and
injunctive relief. None of the plaintiffs made a demand on Reckson's Board of

Directors to take remedial action before commencing suit.

     9. On March 2, 2004, the defendants in the Maryland  Actions filed a motion to dismiss the Consolidated Amended Complaint on the ground that the plaintiffs in those actions had failed to make a pre-suit demand on Reckson's Board of

Directors or to allege facts showing that such a demand would have been futile.

That motion was heard by Judge Cannon on May 13, 2004. The defendants in the New

York Federal Court Actions filed a motion to dismiss the Second Amended and

Supplemented Consolidated Complaint on May 11, 2004, on the same ground. On May

21, 2004, the date of the scheduled hearing on that motion, Judge Platt entered an Order in the New York Federal Court Actions directing the defendants to withdraw their motions to dismiss without prejudice to renew and extending the time for the defendants to respond to the Second Amended and Supplemented

Consolidated Complaint until thirty days after the ruling on the motion to dismiss the Maryland Actions. On May 25, 2004, Judge Cannon granted the defendants' motions to dismiss the Maryland Actions. Final judgment in the

Maryland Actions was entered on June 8, 2004. On June 30, 2004, the plaintiffs in the Maryland Actions filed a notice of appeal from that judgment to the

Maryland Court of Special Appeals. On November 30, 2004, the Maryland Court of

Special Appeals issued a briefing schedule for the appeal. On December 23, 2004,

the parties to the Maryland Actions filed with the Maryland Court of Special

Appeals a Stipulation to Extend Time, and on January 26, 2005, they filed a

Joint Motion to Postpone Oral Argument until after September 2005.

     10. By Stipulations and Orders signed by Judge Platt on June 23, 2004, July

23, 2004, August 31, 2004, October 20, 2004 and December 21, 2004, the parties to the New York Federal Court Actions extended the time for the defendants in those actions to respond to the Second

Amended and Supplemented Consolidated Complaint so that the parties could engage in settlement  discussions.  The  response(s)  of the defendants in the New York

Federal Court Actions are now due on March 28, 2005.

     11. By  stipulations  dated  January 20, 2004 and so ordered on January 22,

2004, the parties to the New York State Court Actions agreed that the plaintiffs would file an amended complaint five days after an order was entered consolidating the New York State Court Actions and that the defendants' time to answer, move against or otherwise respond to the amended complaint would be due ten days after the amended complaint was filed. The New York State Court Actions have not yet been consolidated.

DISCOVERY, INVESTIGATION AND RESEARCH CONDUCTED BY PLAINTIFFS' COUNSEL
----------------------------------------------------------------------

     12. Plaintiffs' Counsel (as defined in subparagraph 16(j) hereof) represent that they have conducted extensive formal and informal discovery and investigation during the development and prosecution of the Actions. Plaintiffs'

Counsel represent that this discovery and investigation has included, among other things: (a) research regarding the valuation of the Industrial Properties;

(b) preparation for and conduct of a deposition of Citigroup concerning the fairness opinion that Citigroup provided to the Non-Management Directors for their consideration in connection with the review and approval of the sale of the Industrial Properties to the Rechler family; (c) extensive review and analysis of the documents provided by Citigroup; and (d) review and analysis of the Individual Defendants' and Reckson's public statements including press releases, Reckson's public filings with the United States Securities and

Exchange Commission (the "SEC"), analyst reports and news articles.

     13.  Plaintiffs'  Counsel also represent that they retained several experts to assist them in their discovery and investigation, including two valuation experts and an accounting expert.

INDIVIDUAL DEFENDANTS' AND RECKSON'S DENIALS OF WRONGDOING AND LIABILITY
------------------------------------------------------------------------

     14. The Individual Defendants (as defined in subparagraph 16(d) hereof) and

Reckson have denied and continue to deny all of the claims and contentions alleged by the Plaintiffs in the Actions, including allegations that Reckson,

Reckson Operating Partnership, L.P., the Plaintiffs or any other Reckson stockholders have suffered any damages as a result of the conduct that was alleged, or that could have been alleged, in the Actions. The Individual

Defendants and Reckson have further asserted and continue to assert that, at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Reckson and Reckson stockholders. The

Individual Defendants and Reckson are entering into the Stipulation because they believe that it will benefit Reckson by eliminating the substantial expense and the concomitant distraction of resources and effort from the business of Reckson that continued litigation would inevitably engender, and by providing for the implementation of the provisions of the Stipulation that the Individual

Defendants and Reckson believe to be beneficial to Reckson and its stockholders.

CLAIMS OF THE PLAINTIFFS AND BENEFITS OF SETTLEMENT
---------------------------------------------------

         15. The Plaintiffs recognize and acknowledge the uncertain outcome and the risk of any litigation, especially in complex suits such as the Actions, as well as the difficulties and delays inherent in such litigation. In particular,

the Plaintiffs have taken into account: the risks that Judge Cannon's dismissal of the Maryland actions will be upheld on appeal and that the New York Federal

Court Actions and the New York State Court Actions will also be dismissed on the grounds that plaintiffs failed to make pre-suit demands; the expense and length of continued proceedings necessary to prosecute the Actions through trial and any appeals; and the inherent problems of proof and possible defenses to the particular claims asserted in the Actions.

Based on their  evaluation  and the  advice  of their  counsel,  the  Plaintiffs believe that the settlement set forth in this Stipulation confers substantial benefits upon and is in the best interests of Reckson and its stockholders.

DEFINITIONS
-----------

     16. As used in this  Stipulation,  the  following  terms have the  meanings specified  below:

          (a) "Actions"  means the three  consolidated  Maryland  Actions (SEKUK

GLOBAL, ET AL. v. RECKSON ASSOCS. REALTY CORP., ET AL.), the three consolidated

New York Federal Court Actions (TUCKER, ET AL. v. RECHLER, ET AL.) and the three

New York State Court Actions (LOWINGER v. RECHLER, ET AL., STEINER v. RECHLER,

ET AL. and LIGHTER v. RECHLER, ET AL.).

          (b) "Effective Date" means the first date by which each and all of the events and conditions specified in paragraph 29 of the Stipulation have been met and have occurred.

          (c) "Final Date" means:  (i) if no appeal from the Judgment  approving the Stipulation or no petition for a writ of review of the Judgment approving the Stipulation is filed, the expiration date of the period for filing or noticing any such appeal or petition; or (ii) if an appeal from the Judgment or a petition for a writ of review of the Judgment is filed, the date that the affirmance of the Judgment, the dismissal of the appeal or the denial of the petition for the writ of review becomes final.

          (d)  "Individual  Defendants"  means  Reckson  Operating  Partnership,

L.P., Walter Gross, Herve A. Kevenides, John V.N. Klein, Ronald H. Menaker,

Peter Quick, Lewis S. Ranieri, Donald J. Rechler, Gregg M. Rechler,

Mitchell D. Rechler, Roger M. Rechler, Scott H. Rechler and Conrad D.

Stephenson.

          (e) "Industrial Properties" means the 95 Long Island properties listed in Exhibit A hereto.

          (f)  "Judgment"  means  the  judgment  to be  rendered  by the  Court,

substantially in the form attached hereto as Exhibit F.

          (g)  "Non-Management  Directors"  means Herve A. Kevenides,  John V.N.

Klein, Ronald H. Menaker, Peter Quick, Lewis S. Ranieri and Conrad D.

Stephenson.

          (h)  "Person"  means an  individual,  corporation,  limited  liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof and any business or legal entity, and their spouses, heirs, predecessors, successors, representatives or assignees.

          (i) "Plaintiffs" means Roberta Chirko, Clinton Charter Township Police and Fire Retirement System, Charles D. Hoffman, Lydia J. Hoffman, Lawrence

Lighter, Robert Lowinger, Sekuk Global Enterprises Profit Sharing Plan, William

Steiner, Teachers Retirement System of Louisiana and Judith A. Tucker.

          (j)  "Plaintiffs'  Counsel" means counsel who have appeared for any of the Plaintiffs in the Actions.

          (k) "Plaintiffs'  Settlement  Counsel" means the following Counsel for the Plaintiffs:

                            David A.P. Brower
                            Todd L. Kammerman
                            Milberg Weiss Bershad & Schulman LLP
                            One Pennsylvania Plaza
                            New York, New York  10119-0165
                            Tel:  (212) 594-5300
                            Fax:  (212) 868-1229

                            Nicholas E. Chimicles
                            Kimberly M. Donaldson
                            Chimicles & Tikellis LLP
                            One Haverford Centre
                            361 West Lancaster Avenue
                            Haverford, Pennsylvania  19041
                            Tel:  (610) 642-8500
                            Fax:  (610) 649-3633

          (l) "Rechler  Defendants"  means Donald J. Rechler,  Gregg M. Rechler,

Mitchell D. Rechler, Roger M. Rechler and Scott H. Rechler.

          (m) "Rechler Purchasing Entities" ("RPE") means the entity or entities formed to  purchase  and hold the  Industrial  Properties  on behalf of the

Rechler family.

          (n)  "Reckson  Stockholders  of Record"  means any and all  nominal or beneficial owners of Reckson common stock as of the date of the entry of the

Order Regarding Preliminary Approval and Notice, as specified in paragraph 24 of the Stipulation.

          (o) "Related  Persons"  means each of the Individual  Defendants'  and

Reckson's past or present directors, officers, managers, employees, partners,

members, principals, agents, advisors, underwriters, controlling shareholders,

attorneys, accountants or auditors, banks or investment banks, associates,

personal or legal representatives, predecessors, successors, parents,

subsidiaries, divisions, joint ventures, assigns, spouses, heirs, related or affiliated entities or any past or present directors, officers, managers or employees thereof, any entity in which a Reckson or an Individual Defendant has a controlling interest, any members of their immediate families or any trust of which any Individual Defendant is the settlor or which is for the benefit of any

Individual Defendant and/or member(s) of his or her family.

          (p)  "Released  Claims" shall mean any and all statutory or common-law claims or causes of action under federal, state, local or any other law

(including Unknown Claims and including claims within the exclusive jurisdiction of the federal courts) that are based upon or related to, in whole or in part, the facts, transactions, events, occurrences,

acts, disclosures, statements, omissions or failures to act that were alleged,

or could have been alleged, in the Actions up to and including the date of the

Stipulation, by Reckson, Reckson Operating Partnership, L.P. or Reckson

stockholders, on their own behalf or on behalf of Reckson, or any of them,

against the Released Persons. The final judgments entered in the Actions will bar all Released Claims.

          (q)  "Released   Persons"   means  each  and  all  of  the  Individual

Defendants, Reckson and any Related Persons.

          (r) "Settling  Parties"  means,  collectively,  each of the Individual

Defendants,  Reckson  and the  Plaintiffs  on behalf of  themselves  and/or derivatively on behalf of Reckson.

          (s)  "Unknown  Claims"  means any Released  Claim that any  Plaintiff,

Reckson, Reckson Operating Partnership, L.P. or any Reckson stockholder does not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons which, if known by him, her or it, might have affected his,

her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this settlement.

RECKSON CORPORATE GOVERNANCE CHANGES
------------------------------------

     17. At the first  meeting of the Reckson  Board of Directors  following the

Effective Date (as defined in subparagraph 16(b) hereof), the Reckson Board of

Directors will adopt resolutions or amendments to the Company's By-Laws or

Articles of Incorporation to ensure adherence to the Corporate Governance

Policies specified in paragraphs 18 and 19 hereof. These Corporate Governance

Policies shall remain in effect until the first to occur of, three years or a change in control of Reckson, unless earlier revoked or amended. Any revocation or amendment of these Policies within three years after adoption must be: (a)

recommended by two-thirds of
the members of Reckson's Nominating/Governance Committee; (b) approved by two-thirds of the independent directors on the Board; and (c) approved by a majority of Reckson's stockholders. Notwithstanding the foregoing, any of these

Corporate Governance Policies may be revoked or amended by a majority of the

Board if such majority, in good faith and upon the advice of counsel, determines that one or more of the Policies conflicts with or is substantially redundant of any law, regulation, rule or amendment to Reckson's Articles of Incorporation approved by Reckson's stockholders.

     18. Reckson shall establish an Affiliate  Transaction  Committee consisting of three or more independent directors as defined in paragraph 19 hereof. The function of this Committee shall be to review and approve or disapprove any proposed transaction between (a) Reckson or any of its subsidiaries, and (b) any person or entity who was an affiliate of Reckson at any time in the three-year period preceding the date of the proposed transaction, but only if (c) the value of the consideration to be paid by or to Reckson or any of its subsidiaries pursuant to the transaction equals or exceeds $10 million or (d) pursuant to the transaction, at least five percent of Reckson's assets are proposed to be sold,

disposed of or transferred, in any manner or form. The Committee shall have standing authorization, in its sole discretion, to retain legal and/or other advisors of its choice, which advisors shall report directly to the Committee.

The Committee shall have the authority, in its sole discretion, to make public any opinions or reports it shall receive from such advisors. Subsequent to its approval of any transaction, the Committee shall report its findings to

Reckson's Chief Executive Officer and Chief Financial Officer, and, subject to any applicable confidentiality obligations, Reckson shall include a summary of the Committee's findings in the next regular quarterly or annual report to be filed by Reckson under the Securities Exchange Act of 1934.

     19. At least two-thirds of the members of the Board of Directors of Reckson shall be independent directors, as defined by Reckson in its Corporate

Governance Guidelines; provided, however, that in the event that any vacancy shall occur in the Board which reduces the number of such independent directors below the two-thirds level, Reckson shall not be required to comply with this provision until six months from the date of such vacancy. In determining whether this two-thirds requirement is satisfied, any individual who first becomes a member of the Board of Directors of Reckson in connection with Reckson's or any of its subsidiaries' engagement in any acquisition or other business or commercial transaction, and who is not an independent director as defined in this paragraph, will not be considered a member of the Reckson Board of

Directors.

     20. In addition to the foregoing corporate governance changes,  Reckson and the Individual Defendants hereby acknowledge that the prosecution of the Actions was a direct and substantial factor in Reckson's adoption and implementation of the following other corporate government changes which have already been implemented, that these changes have benefited Reckson and its stockholders and that these changes constitute a material part of this settlement: (a) the mandatory rotation of at least one independent director every three years; (b)

an increase in the minimum required equity ownership for Reckson directors to

$100,000 in Reckson common stock; and (c) a readjustment of the compensation of

Reckson Board members such that a substantial portion of their compensation is now in Reckson common stock, which such members must hold throughout their tenure on the Board.

PROFIT SHARING
--------------

     21. For purposes of this paragraph,  the following definitions shall apply:

          (a) "Profit  Percentage"  shall mean: 30% until September 1, 2005; 25%

     from  September 2, 2005 through  September 1, 2006;  20% from  September 2,

     2006 through September

1, 2007; 15% from September 2, 2007 through September 1, 2008; and 10% from

September 2, 2008, through September 1, 2009.

          (b)  "Sale"  shall mean a  voluntary  sale or  transfer  and shall not include conveyances by means of foreclosure, or deed in lieu thereof,

condemnation or bankruptcy court order.

          (c) "Subject  Properties" shall mean: through December 31, 2005, all of the properties listed in Exhibit B hereto; from January 1, 2006, through

January 1, 2007, all of the properties listed in Exhibit B hereto, exclusive of those that are listed as Pool B; from January 2, 2007, through September 1,

2009, all of the properties listed in Exhibit B hereto, exclusive of those that are listed as Pools B, A-5 and A-7.

          (d)  "Net  After  Tax  Profit"  shall  mean  an  amount   computed  by

subtracting from the gross proceeds of Sale of the Subject Property the following amounts: (i) the costs of the Sale, including brokerage commissions,

legal fees and transfer taxes; (ii) any prepayment premium or defeasance cost incurred in respect of any indebtedness encumbering the Property or the ownership interests therein; (iii) the gross value attributed by RPE (as defined in subparagraph 16(m) hereof) to the Subject Property on November 10, 2003, plus a return on the equity portion thereof of twelve percent per annum, compounded monthly from November 10, 2003 through the date of Sale; (iv) any amounts invested by the Rechler family and/or RPE in the Subject Property for capital items, including capital improvements, additions, replacements and leasing costs, such as brokerage commissions and tenant allowances, plus a return thereon of twelve percent per annum, compounded monthly from the date of investment through the date of Sale; (v) an amount equal to the maximum combined federal, New York State and New York City income taxes which would be imposed on an individual owner of the Subject Property based on the Sale, assuming that such individual was a New York City resident with the income tax basis of RPE for such Subject Property. To the extent that the payment required under subparagraph (iii) above in respect of a Subject

Property actually results in a reduction of the income taxes payable on account of such Sale, the amount to be deducted in subparagraph (v) above shall be reduced by the amount of such reduction.

     The Rechler  Defendants have caused RPE to agree that if, before  September

2, 2009, RPE shall make a Sale to an unaffiliated third party of any of the then

Subject Properties, RPE shall pay to Reckson the then applicable Profit

Percentage of the Net After Tax Profit resulting from such Sale; provided,

however, that no such payment shall be due unless the Effective Date has been reached. If any of the gross proceeds of such Sale are payable on a deferred basis or are held back or put in escrow, such amounts shall only be treated as

"gross proceeds of Sale" when they become unconditionally available in cash to

RPE. If RPE has any surviving indemnification or payment obligations or liabilities with respect to the Subject Property, there shall be deducted from the gross proceeds of the Sale the maximum amount of such obligation or liability until the amount of such obligation or liability is finally determined. Any Subject Property which is exchanged in a ss. 1031 transaction shall be treated as having been sold in a fully taxable transaction. It shall be the sole duty of the Rechler Defendants to cause RPE to notify Reckson and the

Affiliate Transaction Committee that the Sale of a Subject Property has occurred during the Profit Sharing Period. Such notice shall be given within 30 days after entering into an agreement of Sale with respect to any of the then Subject

Properties. During its term, the Affiliate Transaction Committee described at paragraph 18 hereof shall have the responsibility to confirm that RPE, in computing the amount of the Profit Percentage of the Net After Tax Profit on the

Sale of a Subject Property, has complied with the provisions of this subparagraph. The Committee shall have standing authority, on its own decision and in its sole discretion, to retain accounting and/or other advisors of its choice to assist in the confirmation process, which advisors shall report directly to the Committee. The responsibility of the Committee to confirm compliance with the provisions of this subparagraph shall not include the responsibility to investigate or otherwise determine whether there has been a

Sale of any of the Subject Properties by RPE.

     22. The Rechler  Defendants  agree that RPE hereby  surrenders the right of first offer it obtained in connection with the acquisition of the Industrial

Properties from Reckson on the parcels of vacant land located at (i) Sunrise

Highway, East Patchogue - STCM #200-973.4-4-1, 3, 5 & 6, and (ii) 70 Andrews

Road, Hicksville, New York - Section 12 Block 623 Lot 1.

     23. The Rechler  Defendants hereby  acknowledge that the prosecution of the

Actions was a direct and substantial factor in their decision to cause RPE to extend three times the outside date for the closing of the acquisition of 300 and 350 Kennedy Drive to accommodate Reckson's need to locate an appropriate like-kind exchange property in order to defer taxable gains on the sale.

PRELIMINARY APPROVAL, NOTICE AND SETTLEMENT HEARING
---------------------------------------------------

     24.  Within  fifteen  days  after the  execution  of the  Stipulation,  the

Settling Parties shall make a joint motion to the Maryland Court of Special

Appeals seeking remand of the Maryland Actions to the Circuit Court for

Baltimore City, Maryland. Assuming that the Maryland Actions are so remanded,

the Settling Parties shall thereafter submit the Stipulation, together with its

Exhibits, to the Circuit Court, and shall apply for entry of an order (the

"Order Regarding Preliminary Approval and Notice"), substantially in the form of

Exhibit C hereto, preliminarily approving the Settlement, and providing for notice to Reckson Stockholders of Record (as defined in subparagraph 16(n) hereof) of the hearing on this settlement. If for any reason the Maryland Actions are not remanded by the Court of Special

Appeals, the Settling Parties shall seek the Order Regarding Preliminary

Approval and Notice from that Court. Should the Settling Parties be required to proceed before the Court of Special Appeals, then the Stipulation and the

Exhibits accompanying the Stipulation shall be amended as may be necessary to reflect the change of court. The Stipulation shall be effective only if the

Order Regarding Preliminary Approval and Notice approved by the Court:

          (a)  preliminarily  approves the  Stipulation  and the  settlement set forth herein;

          (b) approves the Notice of Proposed  Settlement of Derivative  Actions

and provided that the Notice, substantially in the form of Exhibit D hereto,

shall be mailed to Reckson Stockholders of Record by Reckson, that the Summary

Notice, substantially in the form of Exhibit E hereto, shall be published in

INVESTOR'S BUSINESS DAILY and that the costs of Notice shall be borne by

Reckson;

          (c) finds that the Notice  given  pursuant to  subparagraph  (b) above constitutes the best practicable form and method of notice to Reckson

Stockholders of Record;

          (d) schedules a hearing (the  "Settlement  Hearing") to be held by the

Court to determine: (i) whether the proposed settlement of the Actions as contained in the Stipulation should be approved as fair, just, reasonable and adequate; (ii) whether Plaintiffs are adequate representatives of the interests of similarly-situated stockholders in enforcing the rights of Reckson; (iii)

whether the Judgment approving the settlement should be entered; and (iv)

whether Plaintiffs' Counsel's application for attorneys' fees and reimbursement of expenses ("Fees and Expenses") should be granted;

          (e) provide that any  objections by Reckson  stockholders  to: (i) the proposed settlement contained in the Stipulation; (ii) the adequacy of

Plaintiffs as representatives of the interests of similarly-situated stockholders in enforcing the rights of Reckson; (iii) entry of the Judgment approving the settlement; and/or (iv) Plaintiffs' Counsel's application for an award of Fees and Expenses shall be heard and any papers submitted in support of said objections shall be received and considered by the Court at the hearing only if, on or before a date to be specified in the Notice that is at least fifteen days prior to the Settlement Hearing, Persons making objections file notice of their intention to appear and copies of any papers in support of their position with the Clerk of the Circuit Court for Baltimore City, Maryland, and

serve such notice and papers on counsel as identified in the Notice via first class mail, overnight courier or hand delivery such that they are received at least fifteen days prior to the Settlement Hearing;

          (f)  provides  that,  pending  final   determination  of  whether  the

settlement contained in the Stipulation should be approved, neither the

Plaintiffs, nor any Reckson stockholder, either directly, representatively,

derivatively or in any other capacity, shall commence or prosecute any action or proceeding in any court or tribunal asserting any of the Released Claims against the Released Persons (as defined in subparagraph 16(q) hereof); and

          (g) provides  that the  Settlement  Hearing may, from time to time and without further notice to Reckson stockholders, be continued or adjourned by order of the Court.

     25. As soon as practicable after the Final Date, the Settling Parties shall request hearings before the courts where the New York Federal Court Actions and the New York State Court Actions are pending in order to fashion an efficient and prompt procedure for the dismissal with prejudice of those actions.

RELEASES
--------

     26. Upon the Court's  entry of the  Judgment,  the  Plaintiffs on their own behalf, as well as on behalf of Reckson, Reckson Operating Partnership, L.P. and

Reckson stockholders, shall be deemed to have, and by operation of the Judgment shall have, fully, finally and forever released, relinquished and discharged all

Released Claims, and any and all claims arising out of, relating to or in connection with the Settlement or resolution of the Actions, against the

Released Persons.

     27. The  Plaintiffs,  Reckson,  Reckson  Operating  Partnership,  L.P.  and

Reckson stockholders may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but each of Reckson, Reckson

Operating Partnership, L.P. and the Plaintiffs on their own behalf and on behalf of Reckson, Reckson Operating Partnership, L.P. and Reckson stockholders shall be deemed upon the Effective Date to have, and by operation of the Judgment shall have, fully, finally and forever settled and released any and all Released

Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge that the foregoing waiver was separately bargained for and a key element of the settlement of which this release is a part.

     28. The release  contemplated by the Stipulation extends to claims that the

Plaintiffs, Reckson, Reckson Operating Partnership, L.P. and Reckson

stockholders do not know or suspect to exist at the time of the release, and which, if known, might have affected the decision to enter into this release. Each of Reckson, Reckson Operating Partnership, L.P. and the

Plaintiffs on their own behalf and on behalf of Reckson, Reckson Operating

Partnership, L.P. and Reckson stockholders shall be deemed to waive any and all provisions, rights and benefits conferred by any law of the United States, or any state or territory of the United States or principle of common law, which governs or limits a Person's release of Unknown Claims. The foregoing waiver includes without limitation an express waiver, to the full extent permitted by law, by the Plaintiffs on their own behalf, as well as on behalf of Reckson,

Reckson Operating Partnership, L.P. and Reckson stockholders, of any and all rights under California Civil Code Section 1542, which provides:

     A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

In addition, each of Reckson, Reckson Operating Partnership, L.P. and the

Plaintiffs on their own behalf and on behalf of Reckson, Reckson Operating

Partnership, L.P. and Reckson stockholders shall be deemed to waive any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code Section 1542.

CONDITIONS OF SETTLEMENT, EFFECT OF DISAPPROVAL OF SETTLEMENT, CANCELLATION OR TERMINATION, AND PUBLIC STATEMENTS REGARDING SETTLEMENT
--------------------------------------------------------------------------------

     29.  The Effective  Date of the  Stipulation  shall be  conditioned  on the occurrence of each and all of the following events:

          (a) the Court has entered the Order Regarding Preliminary Approval and

Notice, substantially in the form of Exhibit C attached hereto, as required by paragraph 24 hereof;

          (b) the Court has entered the Judgment, or a judgment substantially in the form of Exhibit F attached hereto;

          (c) the Final Date has been reached; and

          (d) the New York  Federal  Court  Actions and the New York State Court

Actions have been dismissed with prejudice and said  dismissals have become final and not subject to appeal.

     30.  If the  conditions  specified  in  paragraph  29  hereof  are  not met following reasonable efforts by the Settling Parties seeking the satisfaction of such conditions, then the Stipulation shall be canceled and terminated, unless

Plaintiffs' Settlement Counsel, counsel for the Individual Defendants and counsel for Reckson mutually agree in writing to proceed with the Stipulation.

     31.  In the  event  that the  Stipulation  fails  for any  reason to become effective in accordance with its terms, the Settling Parties shall be restored to their respective positions in the Actions as of the date of the Stipulation,

set forth in paragraph 1 hereof. In such event, the terms and provisions of the

Stipulation shall have no force and effect with respect to the Settling Parties and shall not be used in the Actions or in any other proceeding for any purpose,

and any judgment or order entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, NUNC PRO TUNC.

     32. Following the execution of this  Stipulation,  Reckson will file a Form

8-K with the SEC attaching a copy of the Stipulation and its Exhibits, including the Notice of Proposed Settlement (Exhibit D hereto), and stating: that the parties have agreed to settle the actions pursuant to the Stipulation, that the proposed settlement includes various changes to Reckson's corporate governance policies to provide for an Affiliate Transaction Committee and to require that Reckson's Board of Directors be comprised of at least two-thirds independent directors (as defined in Reckson's Corporate Governance Guidelines),

as well as certain other concessions; and that the proposed settlement is subject to court approval. The Settling Parties will not make any other substantive public statements relating to the proposed settlement, other than the terms relating to corporate governance, except for statements: required by law; in response to SEC or other regulatory inquiry; or in connection with judicial proceedings relating to the settlement or the enforcement thereof. In response to questions by the press, analysts, investors, persons attending industry conferences or financial analyst conference calls, or similar inquiries with respect to settlement matters other than corporate governance, the Settling

Parties will refer questioners to the Stipulation and Notice of Proposed

Settlement. Substantive violations of this paragraph by a Settling Party shall be a material breach of this agreement; provided however that no breach of this paragraph by any Settling Party shall have any effect on the validity or operation of the releases and covenants not to sue provided for in this

Stipulation and the Order and Final Judgment (Exhibit F hereto).

PLAINTIFFS' SETTLEMENT COUNSELS' REQUEST FOR ATTORNEYS' FEES AND REIMBURSEMENT OF EXPENSES
--------------------------------------------------------------------------------

     33.  The   Plaintiffs   have   conferred  a  benefit  on  Reckson  and  its

stockholders, accordingly, Plaintiffs' Counsel will apply to the Court for Fees and Expenses in an amount not to exceed $ 2,150,000, in total. The payment of any Fees and Expenses awarded by the Court shall be the sole responsibility of

Reckson and shall be made to Plaintiffs' Settlement Counsel within fifteen business days after the Effective Date.

     34. The procedure for and the allowance or disallowance by the Court of any applications by Plaintiffs' Counsel for Fees and Expenses are not part of the settlement set forth in the Stipulation, and are to be considered by the Court separately from the Court's
consideration of the fairness, reasonableness and adequacy of the settlement set forth in the Stipulation. Any order or proceeding relating to Fees and Expenses,

or any appeal from any order relating thereto or reversal or modification thereof, shall not operate to terminate or cancel the Stipulation or the settlement of the Actions set forth herein.

MISCELLANEOUS PROVISIONS
------------------------

     35.  The  Settling  Parties  (a)  acknowledge  that it is their  intent  to consummate this agreement, and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the

Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation.

     36. Neither the Stipulation,  nor the settlement,  nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the settlement: (a) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any Released Claim, or of any wrongdoing or liability of any of the Individual Defendants, Reckson or the Released Persons;

or (b) is or may be deemed to be or may be used as an admission of, or evidence of, any fault or omission of any of the Individual Defendants, Reckson or the

Released Persons in any civil, criminal or administrative proceeding in any court, administrative agency or other tribunal. Any Individual Defendant,

Reckson or any Released Person may use the Stipulation, the Judgment or both, in any action in order to support a defense or counterclaim based on principles of

RES JUDICATA, collateral estoppel, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

     37. All agreements made and orders entered during the course of the Actions relating to the confidentiality of information shall survive the Stipulation.

     38. All of the Exhibits to the  Stipulation are material and integral parts hereof and are fully incorporated herein by this reference. In the event of any conflict between the Stipulation and any other document, the Stipulation shall govern.

     39. The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest.

     40. The Stipulation and the Exhibits  attached hereto constitute the entire agreement among the parties hereto, and no representations, warranties or inducements have been made to any party concerning the Stipulation or its

Exhibits other than the representations, warranties and covenants contained and memorialized in these documents. Except as otherwise provided herein, each party shall bear its own costs.

     41.  Plaintiffs'   Settlement  Counsel  are  expressly  authorized  by  the

Plaintiffs to take all appropriate action required or permitted to be taken pursuant to the Stipulation to effectuate its terms and also are expressly authorized to enter into any modifications or amendments to the Stipulation which they deem appropriate.

     42. Each counsel or other Person  executing the  Stipulation  or any of its

Exhibits on behalf of any party hereto hereby warrants that such counsel or

Person has the full authority to do so.

     43.  The  Stipulation  may be  executed  in one or more  counterparts.  All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of original executed counterparts shall be filed with the Court.

     44. The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the parties hereto.

     45. The Court shall retain  jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, and all parties hereto submit to the jurisdiction of the Court for purposes of implementing and enforcing the settlement embodied in the Stipulation.

     46. The  Stipulation  and the Exhibits  hereto shall be  considered to have been negotiated, executed and delivered, and to be wholly performed, in the

State of Maryland, and the rights and obligations of the parties to the

Stipulation shall be construed and enforced in accordance with, and governed by,

the internal, substantive laws of the State of Maryland without giving effect to that State's choice of law principles.

     IN WITNESS  WHEREOF,  the parties hereto have caused the  Stipulation to be executed, by their duly authorized attorneys, dated as of March 14, 2005.




                                           LAW OFFICES OF CHARLES J. PIVEN, P.A.

                                           By: /s/ Marshall N. Perkins
                                              ----------------------------------
                                           Charles J. Piven, Esq.
                                           Marshall N. Perkins, Esq.
                                           The World Trade Center
                                           401 East Pratt Street, Suite 2525
                                           Baltimore, Maryland 21202
                                           Tel:  (410) 332-0030
                                           Fax:  (410) 685-1300




                                           TYDINGS & ROSENBERG LLP

                                           By: /s/ John B. Isbister
                                              ----------------------------------
                                           John B. Isbister, Esq.
                                           100 East Pratt Street, 26th Floor
                                           Baltimore, Maryland 21202
                                           Tel:  (410) 752-9700
                                           Fax:  (410) 727-5460




                                           MILBERG WEISS BERSHAD & SCHULMAN LLP

                                           By: /s/ David A.P. Brower
                                              ----------------------------------
                                           David J. Bershad, Esq.
                                           David A.P. Brower, Esq.
                                           Todd L. Kammerman, Esq.
                                           One Pennsylvania Plaza
                                           New York, New York 10119-0165
                                           Tel:  (212) 594-5300
                                           Fax:  (212) 868-1229

                                           SCHIFFRIN & BARROWAY, LLP

                                           By: /s/ Eric L. Zagar
                                              ----------------------------------
                                           Eric L. Zagar, Esq.
                                           Robin Winchester, Esq.
                                           280 King of Prussia Road
                                           Radnor, Pennsylvania 19087
                                           Tel:  (610) 667-7706
                                           Fax:  (610) 667-7056




                                           GOODKIND LABATON RUDOFF & SUCHAROW
                                           LLP

                                           By: /s/ Lynda J. Grant
                                              ----------------------------------
                                           Lynda J. Grant, Esq.
                                           100 Park Avenue, 12th Floor
                                           New York, New York  10017-5563
                                           Tel:  (212) 907-0700
                                           Fax:  (212) 818-0477




                                           WECHSLER HARWOOD LLP

                                           By: /s/ Robert I. Harwood
                                              ----------------------------------
                                           Robert  I. Harwood, Esq.
                                           Matthew M. Houston, Esq.
                                           Joshua D. Glatter, Esq.
                                           488 Madison Avenue, 8th Floor
                                           New York, New York  10022
                                           Tel:  (212) 935-7400
                                           Fax:  (212) 753-3630

                                           LASKY & RIFKIND, LTD.

                                           By: /s/ Leigh R. Lasky
                                              ----------------------------------
                                           Leigh R. Lasky, Esq.
                                           351 W. Hubbard Street, Suite 406
                                           Chicago, Illinois  60610
                                           Tel:  (312) 634-0057
                                           Fax:  (312) 634-0059




                                           HAROLD B. OBSTFELD, P.C.

                                           By: /s/ Harold B. Obstfeld
                                              ----------------------------------
                                           Harold B. Obstfeld, Esq.
                                           100 Park Avenue, 20th Floor
                                           New York, New York  10017
                                           Tel:  (212) 696-1212
                                           Fax:  (212) 867-7369




                                           FEDERMAN & SHERWOOD

                                           By: /s/ William B. Federman
                                              ----------------------------------
                                           William B. Federman, Esq.
                                           120 North Robinson Street, Suite 2720
                                           Oklahoma City, Oklahoma  73102
                                           Tel:  (405) 235-1560
                                           Fax:  (405) 239-2112

                                           COUNSEL FOR PLAINTIFFS SEKUS GLOBAL
                                           ENTERPRISES PROFIT SHARING PLAN,
                                           CHARLES D. HOFFMAN, LYDIA J. HOFFMAN
                                           AND ROBERTA CHIRKO

                                           ZWERLING, SCHACHTER & ZWERLING, LLP

                                           By: /s/ Robert S. Schachter
                                              ----------------------------------
                                           Robert S. Schachter, Esq.
                                           Shaye J. Fuchs, Esq.
                                           50 Charles Lindbergh Boulevard,
                                           Suite 501A
                                           Uniondale, New York  11553
                                           Tel:  (516) 832-9600
                                           Fax:  (516) 832-9605


                                           By: /s/ Anthony F. Prisco
                                              ----------------------------------
                                           Anthony F. Prisco, Esq.
                                           41 Madison Avenue, 32nd Floor
                                           New York, New York  10010
                                           Tel:  (212) 223-3900
                                           Fax:  (212) 371-5969




                                           CHIMICLES & TIKELLIS LLP

                                           By: /s/ Nicholas E. Chimicles
                                              ----------------------------------
                                           Nicholas E. Chimicles, Esq.
                                           Kimberly M. Donaldson, Esq.
                                           One Haverford Centre
                                           361 West Lancaster Avenue
                                           Haverford, Pennsylvania  19041
                                           Tel:  (610) 642-8500
                                           Fax:  (610) 649-3633




                                           BERNSTEIN LITOWITZ BERGER & GROSSMANN
                                           LLP

                                           By: /s/ Daniel L. Berger
                                              ----------------------------------
                                           Daniel L. Berger, Esq.
                                           Douglas M. McKeige, Esq.
                                           Javier Bleichmar, Esq.
                                           1285 Avenue of the Americas
                                           New York, New York  10019
                                           Tel:  (212) 554-1400
                                           Fax:  (212) 554-1444

                                           VANOVERBEKE MICHAUD & TIMMONY, P.C.

                                           By: /s/ Michael J. VanOverbeke
                                              ----------------------------------
                                                    Michael J. VanOverbeke, Esq.
                                                    Michael E. Moco, Esq.
                                                    79 Alfred Street
                                                    Detroit, Michigan  48201
                                                    Tel:  (313) 578-1200
                                                    Fax:  (313) 578-1201

                                           COUNSEL FOR PLAINTIFFS JUDITH A.
                                           TUCKER, CLINTON CHARTER TOWNSHIP,
                                           POLICE AND FIRE RETIREMENT SYSTEM AND
                                           TEACHERS' RETIREMENT SYSTEM OF
                                           LOUISIANA




                                           ABRAHAM FRUCHTER & TWERSKY LLP

                                           By: /s/ Jeffrey S. Abraham
                                              ----------------------------------
                                           Jeffrey S. Abraham, Esq.
                                           One Pennsylvania Plaza, Suite 2805
                                           New York, New York  10119
                                           Tel:  (212) 279-5050
                                           Fax:  (212) 279-3655

                                           COUNSEL FOR PLAINTIFF ROBERT LOWINGER



                                           GOODKIND LABATON RUDOFF & SUCHAROW
                                           LLP

                                           By: /s/ Lynda J. Grant
                                              ----------------------------------
                                           Lynda J. Grant, Esq.
                                           100 Park Avenue, 12th Floor
                                           New York, New York  10017
                                           Tel:  (212) 907-0700
                                           Fax:  (212) 818-0477

                                           COUNSEL FOR PLAINTIFF WILLIAM STEINER

                                           WECHSLER HARWOOD LLP

                                           By: /s/ Robert I. Harwood
                                              ----------------------------------
                                           Robert I. Harwood, Esq.
                                           Matthew M. Houston, Esq.
                                           Joshua D. Glatter, Esq.
                                           488 Madison Avenue, 8th Floor
                                           New York, New York  10022
                                           Tel:  (212) 935-7400
                                           Fax:  (212) 753-3630

                                           COUNSEL FOR PLAINTIFF LAWRENCE
                                           LIGHTER




                                           KRAMON & GRAHAM, P.A.

                                           By: /s/ Andrew Jay Graham
                                              ----------------------------------
                                           Andrew Jay Graham, Esq.
                                           Max H. Lauten, Esq.
                                           One South Street, Suite 2600
                                           Baltimore, Maryland  21202-3201
                                           Tel:  (410) 752-6030
                                           Fax:  (410) 539-1269




                                           FARRELL FRITZ, P.C.

                                           By: /s/ John P. McEntee
                                              ----------------------------------
                                           John P. McEntee, Esq.
                                           1320 EAB Plaza, West Tower-13th Floor
                                           Uniondale, New York  11556-1320
                                           Tel:  (516) 227-0700
                                           Fax:  (516) 227-0777

                                           COUNSEL FOR DEFENDANT RECKSON
                                           ASSOCIATES REALTY CORP.

                                           WACHTELL, LIPTON, ROSEN & KATZ

                                           By: /s/ Robert B. Mazur
                                              ----------------------------------
                                           Robert B. Mazur, Esq.
                                           Maura R. Grossman, Esq.
                                           51 West 52nd Street
                                           New York, New York  10019-6150
                                           Tel:  (212) 403-1000
                                           Fax:  (212) 403-2000




                                           VENABLE LLP

                                           By: /s/ G. Stewart Webb, Jr.
                                              ----------------------------------
                                           James J. Hanks, Jr., Esq.
                                           G. Stewart Webb, Jr., Esq.
                                           1800 Mercantile Bank & Trust Building
                                           Two Hopkins Plaza
                                           Baltimore, Maryland  21201
                                           Tel:  (410) 244-7400
                                           Fax:  (410) 244-7742

                                           COUNSEL FOR DEFENDANTS WALTER GROSS,
                                           HERVE A. KEVENIDES, JOHN V.N. KLEIN,
                                           RONALD H. MENAKER, PETER QUICK, LEWIS
                                           S. RANIERI AND CONRAD D. STEPHENSON,

                                           FRIED, FRANK, HARRIS, SHRIVER &
                                           JACOBSON LLP

                                           By: /s/ Matthew Gluck
                                              ----------------------------------
                                           Matthew Gluck, Esq.
                                           One New York Plaza
                                           New York, New York 10004-1980
                                           Tel:  (212) 859-8000
                                           Fax:  (212) 859-4000



                                           SCHULMAN, TREEM, KAMINKOW, GILDEN &
                                           RAVENELL, P.A.

                                           By: /s/ Andrew M. Dansicker
                                              ----------------------------------
                                           Robert B. Schulman, Esq.
                                           Andrew M. Dansicker, Esq.
                                           The World Trade Center
                                           401 East Pratt Street, Suite 1800
                                           Baltimore, Maryland  21202-3004
                                           Tel:  (410) 332-0850
                                           Fax:  (410) 332-0866

                                           COUNSEL FOR DEFENDANTS RECKSON
                                           OPERATING PARTNERSHIP, L.P., DONALD
                                           J. RECHLER, GREGG M. RECHLER,
                                           MITCHELL R. RECHLER, ROGER M. RECHLER
                                           AND SCOTT H. RECHLER

                                    EXHIBIT A
                        LIST OF INDUSTRIAL PROPERTIES


 NO.          ADDRESS             CITY      STATE     ZIP             TOWN
--------------------------------------------------------------------------------
  1   20 Melville Park Road    Melville       NY      11747   Huntington
  2   20 Orville Drive         Bohemia        NY      11716   Islip
  3   20 Oser Avenue           Hauppauge      NY      11788   Smithtown
  4   25 Davids Drive          Hauppauge      NY      11788   Smithtown
  5   30 Hub Drive             Melville       NY      11747   Huntington
  6   30 Oser Avenue           Hauppauge      NY      11788   Smithtown
  7   32 Windsor Place         Central Islip  NY      11722   Islip
  8   35 Engel Street          Hicksville     NY      11801   Oyster Bay
  9   40 Oser Avenue           Hauppauge      NY      11788   Smithtown
 10   42 Windsor Place         Central Islip  NY      11722   Islip
 11   45 Adams Avenue          Hauppauge      NY      11788   Smithtown
 12   45 Melville Park Road    Melville       NY      11747   Huntington
 13   50 Orville Drive         Bohemia        NY      11716   Islip
 14   50 Oser Avenue           Hauppauge      NY      11788   Smithtown
 15   55 Engineers Road        Hauppauge      NY      11788   Smithtown
 16   60 Oser Avenue           Hauppauge      NY      11788   Smithtown
 17   63 Oser Avenue           Hauppauge      NY      11788   Smithtown
 18   65 Engineers Road        Hauppauge      NY      11788   Smithtown
 19   65 Marcus Drive          Melville       NY      11747   Huntington
 20   65 Orville Drive         Bohemia        NY      11716   Islip
 21   65 Oser Avenue           Hauppauge      NY      11788   Smithtown
 22   70 Maxess Road, a/k/a
        45 Melville Park Road  Melville       NY      11747   Huntington
 23   70 Orville Drive         Bohemia        NY      11716   Islip
 24   70 Schmitt Boulevard     Farmingdale    NY      11735   Babylon
 25   73 Oser Avenue           Hauppauge      NY      11788   Smithtown
 26   80 Oser Avenue           Hauppauge      NY      11788   Smithtown
 27   85 Adams Avenue          Hauppauge      NY      11788   Smithtown
 28   85 Engineers Road        Hauppauge      NY      11788   Smithtown
 29   85 Nicon Court           Hauppauge      NY      11788   Islip
 30   85 Orville Drive         Bohemia        NY      11716   Islip
 31   85 South Service Road    Plainview      NY      11803   Oyster Bay
 32   90 Oser Avenue           Hauppauge      NY      11788   Smithtown
 33   90 Plant Avenue          Hauppauge      NY      11788   Smithtown
 34   95 Orville Drive         Bohemia        NY      11716   Islip
 35   100 Andrews Road         Hicksville     NY      11801   Oyster Bay
 36   104 Parkway Drive South  Hauppauge      NY      11788   Smithtown
 37   110 Marcus Drive         Melville       NY      11747   Huntington
 38   110 Orville Drive        Bohemia        NY      11716   Islip
 39   110 Plant Avenue         Hauppauge      NY      11788   Smithtown
 40   120 Wilbur Place         Bohemia        NY      11716   Islip
 41   125 Ricefield Lane       Hauppauge      NY      11788   Smithtown
 42   125 Wilbur Place         Bohemia        NY      11716   Islip
 43   135 Fell Court           Hauppauge      NY      11788   Islip
 44   160 Wilbur Place         Bohemia        NY      11716   Islip
 45   170 Wilbur Place         Bohemia        NY      11716   Islip
 46   180 Oser Avenue          Hauppauge      NY      11788   Smithtown

 NO.          ADDRESS             CITY      STATE     ZIP             TOWN
--------------------------------------------------------------------------------
 47   185 Oser Avenue          Hauppauge      NY      11788   Smithtown
 48   208 Blydenburgh Road     Islandia       NY      11749   Islip
 49   210 Blydenburgh Road     Islandia       NY      11749   Islip
 50   225 Oser Avenue          Hauppauge      NY      11788   Smithtown
 51   265 Spagnoli Road        Melville       NY      11747   Huntington
 52   360 Oser Avenue          Hauppauge      NY      11788   Smithtown
 53   375 Oser Avenue          Hauppauge      NY      11788   Smithtown
 54   390 Motor Parkway        Hauppauge      NY      11788   Smithtown
 55   395 Oser Avenue          Hauppauge      NY      11788   Smithtown
 56   400 Oser Avenue          Hauppauge      NY      11788   Smithtown
 57   410 Motor Parkway        Hauppauge      NY      11788   Smithtown
 58   505 Walt Whitman Road    Melville       NY      11747   Huntington
 59   600 Old Willets Path     Hauppauge      NY      11788   Smithtown
 60   611 Old Willets Path     Hauppauge      NY      11788   Smithtown
 61   631-641 Old WilletsPath  Hauppauge      NY      11788   Smithtown
 62   651-661 Old Willets Path Hauppauge      NY      11788   Smithtown
 63   681 Old Willets Path     Hauppauge      NY      11788   Smithtown
 64   740 Old Willets Path     Hauppauge      NY      11788   Smithtown
 65   933 Motor Parkway        Hauppauge      NY      11788   Islip
 66   1101 Lakeland Avenue     Bohemia        NY      11716   Islip
 67   1385 Lakeland Avenue     Bohemia        NY      11716   Islip
 68   2001 Orville Drive North Bohemia        NY      11716   Islip
 69   2002 Orville Drive North Bohemia        NY      11716   Islip
 70   2004 Orville Drive North Bohemia        NY      11716   Islip
 71   2005 Orville Drive North Bohemia        NY      11716   Islip
 72   4040 Veteran's Highway   Bohemia        NY      11716   Islip
 73   80 Orville Drive         Bohemia        NY      11716   Islip
 74   110 Bi-County Boulevard  Babylon        NY      11735   Babylon
 75   5 Hub Drive              Melville       NY      11747   Huntington
 76   10 Hub Drive             Melville       NY      11747   Huntington
 77   25 Orville Drive         Bohemia        NY      11716   Islip
 78   71 Hoffman Lane a/k/a    Islandia       NY      11749   Islip
        71 Bridge Road
 79   140 Wilbur Place         Bohemia        NY      11716   Islip
 80   150 Engineers Road       Hauppauge      NY      11788   Smithtown
 81   180 Orville Drive        Bohemia        NY      11716   Islip
 82   325 Rabro Drive          Hauppauge      NY      11788   Smithtown
 83   595 Old Willets Path     Hauppauge      NY      11788   Smithtown
 84   250 Kennedy Drive        Hauppauge      NY      11788   Smithtown
 85   120 Ricefield Lane       Hauppauge      NY      11788   Smithtown
 86   425 Rabro Drive          Hauppauge      NY      11788   Islip
 87   360 Motor Parkway        Hauppauge      NY      11788   Smithtown
 88   135 Ricefield Lane       Hauppauge      NY      11788   Smithtown
 89   1516 Motor Parkway       Hauppauge      NY      11788   Islip
 90   300 Kennedy Drive        Hauppauge      NY      11788   Smithtown
 91   350 Kennedy Drive        Hauppauge      NY      11788   Smithtown
 92   19 Nicholas Drive        Yaphank        NY      11980   Brookhaven
 93   100 Engineers Road       Hauppauge      NY      11788   Smithtown
 94   105 Price Parkway        Farmingdale    NY      11735   Babylon
 95   400 Moreland Road        Commack        NY      11725   Smithtown

                                    EXHIBIT B


                        SUB-LIST OF INDUSTRIAL PROPERTIES
                             WITH POOL INDICATIONS

NO.            ADDRESS             CITY       STATE    ZIP   TOWN          POOL
--------------------------------------------------------------------------------
1     20 Melville Park Road     Melville        NY    11747  Huntington    B
2     20 Orville Drive          Bohemia         NY    11716  Islip         A-8
3     20 Oser Avenue            Hauppauge       NY    11788  Smithtown     A-5
4     25 Davids Drive           Hauppauge       NY    11788  Smithtown     A-5
5     30 Hub Drive              Melville        NY    11747  Huntington    B
6     30 Oser Avenue            Hauppauge       NY    11788  Smithtown     A-10
7     40 Oser Avenue            Hauppauge       NY    11788  Smithtown     A-10
8     42 Windsor Place          Central Islip   NY    11722  Islip         A-5
9     50 Orville Drive          Bohemia         NY    11716  Islip         A-5
10    50 Oser Avenue            Hauppauge       NY    11788  Smithtown     A-10
11    55 Engineers Road         Hauppauge       NY    11788  Smithtown     A-7
12    60 Oser Avenue            Hauppauge       NY    11788  Smithtown     A-10
13    63 Oser Avenue            Hauppauge       NY    11788  Smithtown     A-8
14    65 Engineers Road         Hauppauge       NY    11788  Smithtown     A-10
15    65 Marcus Drive           Melville        NY    11747  Huntington    B
16    65 Orville Drive          Bohemia         NY    11716  Islip         A-5
17    65 Oser Avenue            Hauppauge       NY    11788  Smithtown     A-8
18    70 Maxess Road a/k/a      Melville        NY    11747  Huntington    B
      45 Melville Park Road
19    70 Orville Drive          Bohemia         NY    11716  Islip         A-10
20    70 Schmitt Boulevard      Farmingdal      NY    11735  Babylon       A-10
21    73 Oser Avenue            Hauppauge       NY    11788  Smithtown     A-7
22    80 Oser Avenue            Hauppauge       NY    11788  Smithtown     A-10
23    85 Adams Avenue           Hauppauge       NY    11788  Smithtown     A-5
24    85 Engineers Road         Hauppauge       NY    11788  Smithtown     A-10
25    85 Nicon Court            Hauppauge       NY    11788  Islip         B
26    85 Orville Drive          Bohemia         NY    11716  Islip         A-8
27    85 South Service Road     Plainview       NY    11803  Bay Oyster    A-7
28    90 Oser Avenue            Hauppauge       NY    11788  Smithtown     A-10
29    90 Plant Avenue           Hauppauge       NY    11788  Smithtown     A-7
30    95 Orville Drive          Bohemia         NY    11716  Islip         A-5
31    100 Andrews Road          Hicksville      NY    11801  Oyster Bay    B
32    104 Parkway Drive South   Hauppauge       NY    11788  Smithtown     A-5
33    110 Marcus Drive          Melville        NY    11747  Huntington    A-5
34    110 Orville Drive         Bohemia         NY    11716  Islip         A-10
35    110 Plant Avenue          Hauppauge       NY    11788  Smithtown     B
36    120 Wilbur Place          Bohemia         NY    11716  Islip         A-8
37    125 Ricefield Lane        Hauppauge       NY    11788  Smithtown     B
38    125 Wilbur Place          Bohemia         NY    11716  Islip         A-5
39    135 Fell Court            Hauppauge       NY    11788  Islip         A-7
40    160 Wilbur Place          Bohemia         NY    11716  Islip         A-7
41    170 Wilbur Place          Bohemia         NY    11716  Islip         A-10
42    180 Oser Avenue           Hauppauge       NY    11788  Smithtown     A-8
43    185 Oser Avenue           Hauppauge       NY    11788  Smithtown     A-7
44    208 Blydenburgh Road      Islandia        NY    11749  Islip         A-10
45    210 Blydenburgh Road      Islip           NY    11749  Islip         A-8

                                   EXHIBIT B

                     SUB-LIST OF INDUSTRIAL PROPERTIES
                     WITH POOL INDICATIONS (CONTINUED)

NO.            ADDRESS             CITY       STATE    ZIP   TOWN          POOL
--------------------------------------------------------------------------------
46    225 Oser Avenue           Hauppauge       NY    11788  Smithtown     A-5
47    265 Spagnoli Road         Melville        NY    11747  Huntington    B
48    360 Oser Avenue           Hauppauge       NY    11788  Smithtown     A-8
49    375 Oser Avenue           Hauppauge       NY    11788  Smithtown     A-8
50    390 Motor Parkway         Hauppauge       NY    11788  Smithtown     B
51    395 Oser Avenue           Hauppauge       NY    11788  Smithtown     A-7
52    400 Oser Avenue           Hauppauge       NY    11788  Smithtown     A-8
53    410 Motor Parkway         Hauppauge       NY    11788  Smithtown     A-7
54    505 Walt Whitman Road     Melville        NY    11747  Huntington    A-5
55    600 Old Willets Path      Hauppauge       NY    11788  Smithtown     A-7
56    611 Old Willets Path      Hauppauge       NY    11788  Smithtown     A-5
57    631-641 Old Willets Path  Hauppauge       NY    11788  Smithtown     A-10
58    651-661 Old Willets Path  Hauppauge       NY    11788  Smithtown     A-8
59    681 Old Willets Path      Hauppauge       NY    11788  Smithtown     A-8
60    740 Old Willets Path      Hauppauge       NY    11788  Smithtown     B
61    933 Motor Parkway         Hauppauge       NY    11788  Islip         A-8
62    1101 Lakeland Avenue      Bohemia         NY    11716  Islip         A-7
63    1385 Lakeland Avenue      Bohemia         NY    11716  Islip         A-10
64    2001 Orville Drive North  Bohemia         NY    11716  Islip         A-5
65    2002 Orville Drive North  Bohemia         NY    11716  Islip         A-10
66    2004 Orville Drive North  Bohemia         NY    11716  Islip         A-7
67    2005 Orville Drive North  Bohemia         NY    11716  Islip         A-8
68    4040 Veteran's Highway    Bohemia         NY    11716  Islip         A-7
69    80 Orville Drive          Bohemia         NY    11716  Islip         B
70    110 Bi-County Boulevard   Babylon         NY    11735  Babylon       B
71    5 Hub Drive               Melville        NY    11747  Huntington    B
72    10 Hub Drive              Melville        NY    11747  Huntington    B
73    25 Orville Drive          Bohemia         NY    11716  Islip         A-7
74    71 Hoffman Lane a/k/a     Islandia        NY    11749  Islip         B
      71 Bridge Road
75    140 Wilbur Place          Bohemia         NY    11716  Islip         A-10
76    150 Engineers Road        Hauppauge       NY    11788  Smithtown     A-10
77    180 Orville Drive         Bohemia         NY    11716  Islip         A-5
78    325 Rabro Drive           Hauppauge       NY    11788  Smithtown     B
79    595 Old Willets Path      Hauppauge       NY    11788  Smithtown     A-10
80    250 Kennedy Drive         Hauppauge       NY    11788  Smithtown     B
81    120 Ricefield Lane        Hauppauge       NY    11788  Smithtown     A-8
82    425 Rabro Drive           Hauppauge       NY    11788  Islip         B
83    360 Motor Parkway         Hauppauge       NY    11788  Smithtown     B
84    135 Ricefield Lane        Hauppauge       NY    11788  Smithtown     B

                                  EXHIBIT C

                    IN THE CIRCUIT COURT FOR BALTIMORE CITY

-------------------------------------
SEKUK GLOBAL ENTERPRISES PROFIT      )
SHARING PLAN,                        )
                                     )
                     PLAINTIFF,      )
                                     )
      v.                             )
                                     )
RECKSON ASSOCIATES REALTY CORP.,     )  Civil No. 24-C-03-007496
HERVE A. KEVENIDES, JOHN V.N.        )  Judge Evelyn Omega Cannon
KLEIN, RONALD H. MENAKER, PETER      )
QUICK, LEWIS D. RANIERI, DONALD J.   )
RECHLER, GREGG M. RECHLER, MITCHELL  )
D. RECHLER, ROGER M. RECHLER, SCOTT  )
H. RECHLER and CONRAD D. STEPHENSON, )
                                     )
                     DEFENDANTS.     )
                                     )
-------------------------------------
                                     )
CHARLES D. HOFFMAN, et al.,          )
                                     )
                     PLAINTIFFS,     )  Civil No. 24-C-03-007876
                                     )  Judge Evelyn Omega Cannon
      v.                             )
                                     )
DONALD J. RECHLER, et al.,           )
                                     )
                     DEFENDANTS.     )
                                     )
-------------------------------------
                                     )
ROBERTA CHIRKO,                      )
                                     )
                     PLAINTIFF,      )  Civil No. 24-C-03-008010
                                     )  Judge Evelyn Omega Cannon
      v.                             )
                                     )
RECKSON ASSOCIATES REALTY CORP., et  )
al.,                                 )
                                     )
                     DEFENDANTS.     )
-------------------------------------

                ORDER REGARDING PRELIMINARY APPROVAL AND NOTICE

                ORDER REGARDING PRELIMINARY APPROVAL AND NOTICE

      WHEREAS, as of March 14, 2005, the parties to:  (i) the above-captioned consolidated shareholder derivative actions (the "Maryland Actions"); (ii)

the consolidated shareholder derivative actions captioned TUCKER, ET AL. v.

RECHLER, ET AL., Index Nos. 03-CV-4917, 03-CV-5008, and 03-CV-5178, pending before the United States District Court for the Eastern District of New York

(the "New York Federal Court Actions"); and (iii) the shareholder derivative actions captioned LOWINGER v. RECHLER, ET AL., Index No. 03-014162, pending before the Supreme Court of the State of New York, County of Nassau, as well as STEINER v. RECHLER, ET AL., Index No. 03-23545, and LIGHTER v. RECHLER, ET

AL., Index No. 03-23593, pending before the Supreme Court of the State of New

York, County of Suffolk (the "New York State Court Actions,"), (collectively,

(i), (ii) and (iii), the "Actions"), have entered into a Stipulation of

Settlement (the "Stipulation"), which is subject to judicial review under

Maryland law, and which, together with the Exhibits thereto, sets forth the terms and conditions for the proposed settlement (the "Settlement") of all of the claims alleged, or that could have been alleged in the Actions, upon the terms and conditions set forth in the Stipulation; the Court having read and considered the Stipulation and the accompanying documents; the parties to the

Stipulation having consented to the entry of this Order; and all capitalized terms used herein having the meanings defined in the Stipulation;

      NOW, THEREFORE, IT IS HEREBY ORDERED, this ___ day of ________, 2005,

that:

     1. Pursuant to Maryland law and for the purposes of the Settlement only,

the Court finds that the Maryland Actions were appropriately pled as shareholder derivative actions for and on behalf of Reckson Associates Realty Corp.

("Reckson"), rather than as direct actions, and that for the purposes of the Settlement only, the plaintiffs in the Maryland Actions fairly and adequately represent the interests of all similarly-situated Reckson stockholders in enforcing the rights of Reckson.

     2. A hearing (the "Settlement Hearing") is hereby scheduled to be held before the Court on -----------------, 2005, at --:-- -.m., for the following purposes:

     (a)  to determine whether the proposed Settlement is fair, reasonable,

          adequate and in the best interest of Reckson and its stockholders,

          whether the plaintiffs are adequate representatives of the interests of similarly-situated stockholders in enforcing the rights of Reckson and whether the Settlement should be finally approved by the Court;

     (b)  to determine whether the Judgment as provided in the Stipulation should be entered dismissing with prejudice the complaints filed in the Actions;

     (c)  to determine whether releases should be provided to the Released

          Persons (as defined in the Stipulation);

     (d)  to consider Plaintiffs' Settlement Counsels' application for Fees and

          Expenses as provided in the Stipulation; and

     (e)  to rule upon such other matters as the Court may deem appropriate.

     3. The Court preliminarily approves the Settlement. However, the Court reserves: (a) the right to approve finally the Settlement, with such modifications as may be agreed upon by counsel for the parties to the Settlement consistent with such Settlement, without further notice to Reckson stockholders;

and (b) the right to continue or adjourn the Settlement Hearing from time to time, by oral announcement at the Hearing or at any adjournment thereof, without further notice to Reckson stockholders.

     4. Plaintiffs' Settlement Counsel (as defined in the Stipulation) shall submit any briefs, affidavits, papers and any other documentation in support of approval of the Settlement by the Court, as well as any application for Fees and

Expenses as provided in the Stipulation, no fewer than ten days before the

Settlement Hearing.

     5. The Court approves the form, substance and requirements of the Notice of

Proposed Settlement of Derivative Actions (the "Notice"), attached as Exhibit D to the Stipulation.

     6. Reckson shall cause the Notice to be mailed, by first class mail,

postage prepaid, to all Reckson Stockholders of Record (as defined in the

Stipulation) commencing within 15 days from the entry of this Order. Reckson shall use reasonable efforts to give notice to nominee owners such as brokerage firms and other persons or entities who hold Reckson common stock as record owners but not as beneficial owners. Such nominee owners will be directed to forward copies of the Notice to their beneficial owners. Additional copies of the Notice shall be made available to any record holder requesting such copies for the purpose of distribution to beneficial owners. Reckson shall, at or before the Settlement Hearing, file with the Court proof of mailing of the

Notice.

     7. The Court also approves the Summary Notice, attached as Exhibit E to the

Stipulation, and directs that Reckson shall cause the Summary Notice to be published in the print version of INVESTOR'S BUSINESS DAILY between seven and ten days following the commencement of the mailing of the Notice. Reckson shall,

at or before the Settlement Hearing, file with the Court proof of publication of the Summary Notice.

     8. The form and method set forth herein of notifying Reckson Stockholders of Record of the Settlement and its terms and conditions meet the requirements of Maryland law,
constitute the best practicable notice under the circumstances and shall constitute due and sufficient notice to all persons and entities entitled thereto.

     9. Plaintiffs' Settlement Counsel is authorized to act on behalf of Reckson stockholders with respect to each and all of the acts required by the

Stipulation or such other acts that are reasonably necessary to consummate the proposed settlement set forth in the Stipulation.

     10. Any Reckson stockholder may appear and show cause that he, she or it has any reason to believe: (a) that the Settlement of the Actions embodied in the Stipulation should not be approved as fair, reasonable and adequate; (b)

that the Plaintiffs should not be determined to be adequate representatives of similarly-situated stockholders in enforcing the rights of Reckson; (c) that the

Judgment should or should not be entered on the Settlement; or (d) that the application for Fees and Expenses by Plaintiffs' Counsel should not be granted.

Notwithstanding the foregoing, no Reckson stockholder or any other Person (as defined in the Stipulation) shall be heard or entitled to contest the approval of the Settlement or the Judgment to be entered thereon unless at least fifteen days before the Settlement Hearing that Person has caused to be filed written objections, stating all supporting bases and reasons, with:

          THE CLERK OF THE CIRCUIT COURT FOR BALTIMORE CITY,
           MARYLAND
          111 North Calvert Street, Room 462
          Baltimore, Maryland 21202,

and has also served copies of all such papers via first class mail, overnight courier or hand delivery - such that these copies are received no more than fifteen days before the Settlement Hearing - upon the following:

                 Charles J. Piven
                 Marshall N. Perkins
                 The Law Offices of Charles J. Piven, P.A.
                 The World Trade Center
                 401 East Pratt Street, Suite 2525
                 Baltimore, Maryland  21202
                 Tel:  (401) 332-0030
                 Fax:  (401) 685-1300

                 John B. Isbister
                 Tydings & Rosenberg LLP
                 100 East Pratt Street, 26th Floor
                 Baltimore, Maryland  21202
                 Tel:  (410) 752-9700
                 Fax:  (410) 727-5460

                 Andrew J. Graham
                 Kramon & Graham, P.A.
                 One South Street, Suite 2600
                 Baltimore, Maryland  21202-3201
                 Tel:  (410) 752-6030
                 Fax:  (410) 539-1269

                 James J. Hanks, Jr.
                 G. Stewart Webb, Jr.
                 Venable LLP
                 1800 Mercantile Bank & Trust Building
                 Two Hopkins Plaza
                 Baltimore, Maryland  21201
                 Tel:  (410) 244-7400
                 Fax:  (410) 224-7742

                 Robert B. Schulman
                 Andrew M. Dansicker
                 Schulman, Treem, Kaminkow, Gilden & Ravenell, P.A. The World Trade Center
                 401 East Pratt Street, Suite 1800
                 Baltimore, Maryland  21202-3004
                 Tel:  (410) 332-0850
                 Fax:  (410) 332-0866

Attendance at the Settlement Hearing is not necessary for an objection to be considered by the Court; however, Persons wishing to be heard orally in opposition to the approval of the Settlement are required to indicate in their written objection their intention to appear at the

Hearing. All written objections shall state the basis upon which the Person submitting the objection claims to be a Reckson stockholder and shall clearly identify any and all witnesses, documents and/or evidence of any other kind that are to be presented at the Settlement Hearing in connection with such objection and shall further set forth the substance of any testimony to be given by such witnesses.

     11. Any Reckson stockholder who does not make his, her or its objection in the manner provided in the preceding paragraph shall be deemed to have waived such objection and shall forever be foreclosed from making any objections to the fairness, adequacy or reasonableness of the Settlement or the Fees and Expenses.

     12. If: (a) the Settlement is terminated by Reckson or any of the

Individual Defendants (as defined in the Stipulation) pursuant to the terms of the Stipulation; (b) any specified condition to the Settlement set forth in the

Stipulation is not satisfied and the satisfaction of such condition is not waived in writing by Plaintiffs' Settlement Counsel, counsel for Reckson and counsel for the Individual Defendants; (c) the Court rejects, in any respect,

the Order and Final Judgment in substantially the form and content attached as

Exhibit F to the Stipulation, and any of Plaintiffs' Settlement Counsel, counsel for Reckson and counsel for the Individual Defendants fails to consent to the entry of another form of order in lieu thereof; (d) the Court rejects the

Stipulation, including any amendment thereto approved by Plaintiffs' Settlement

Counsel, counsel for Reckson and counsel for the Individual Defendants; or (e)

the Court approves the Stipulation, including any amendment thereto approved by

Plaintiffs' Settlement Counsel, counsel for Reckson and counsel for the

Individual Defendants, but such approval is reversed on appeal and such reversal becomes final, then in any such event, the Stipulation (including any amendments thereto) and this Order shall be null and void, of no further force or effect and without prejudice to any party, and may not be introduced as evidence or referred to in any action or proceeding by any Person,

and each party shall be restored to his, her or its respective position as existed prior to the execution of the Stipulation.

     13. All Reckson stockholders shall be bound by the Judgment and applicable determinations and orders, whether favorable or unfavorable to any of them.

     14. The Plaintiffs (as defined in the Stipulation) and all other Reckson stockholders shall be enjoined from commencing or prosecuting any action or proceeding in any court or tribunal asserting any of the Released Claims (as defined in the Stipulation) against the Released Persons pending final determination of the Settlement.

     15. The Court retains jurisdiction over the Settlement to consider all further matters arising out of or connected with the Settlement.


Dated:----------------------------, 2005




                               ------------------------------
                               Judge Evelyn Omega Cannon

 EXHIBIT D

                     IN THE CIRCUIT COURT FOR BALTIMORE CITY

-------------------------------------
                                     )
SEKUK GLOBAL ENTERPRISES PROFIT      )
SHARING PLAN,                        )
                                     )
                     PLAINTIFF,      )
                                     )
      v.                             )
                                     )
RECKSON ASSOCIATES REALTY CORP.,     )  Civil No. 24-C-03-007496
HERVE A. KEVENIDES, JOHN V.N.        )  Judge Evelyn Omega Cannon
KLEIN, RONALD H. MENAKER, PETER      )
QUICK, LEWIS D. RANIERI, DONALD J.   )
RECHLER, GREGG M. RECHLER, MITCHELL  )
D. RECHLER, ROGER M. RECHLER, SCOTT  )
H. RECHLER and CONRAD D. STEPHENSON, )
                                     )
                     DEFENDANTS.     )
-------------------------------------)
                                     )
CHARLES D. HOFFMAN, et al.,          )
                                     )
                     PLAINTIFFS,     )  Civil No. 24-C-03-007876
                                     )  Judge Evelyn Omega Cannon
      v.                             )
                                     )
DONALD J. RECHLER, et al.,           )
                                     )
                     DEFENDANTS.     )
                                     )
-------------------------------------
                                     )
ROBERTA CHIRKO,                      )
                                     )
                     PLAINTIFF,      )  Civil No. 24-C-03-008010
                                     )  Judge Evelyn Omega Cannon
      v.                             )
                                     )
RECKSON ASSOCIATES REALTY CORP., et  )
al.,                                 )
                                     )
                     DEFENDANTS.     )
-------------------------------------

                          NOTICE OF PROPOSED SETTLEMENT

              NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTIONS

TO: ALL RECORD AND BENEFICIAL HOLDERS OF THE COMMON STOCK OF RECKSON ASSOCIATES REALTY CORP. ("RECKSON" OR THE "COMPANY"). BROKERAGE FIRMS, BANKS AND/OR OTHER PERSONS OR ENTITIES WHO HOLD RECKSON SHARES OF RECORD, WHO ARE NOT THE BENEFICIAL OWNERS, ARE REQUESTED TO FORWARD THIS NOTICE PROMPTLY TO THE BENEFICIAL OWNERS OF SUCH SHARES.

      PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THESE ACTIONS. PLEASE NOTE THAT THIS IS NOT A SECURITIES CLASS ACTION SUIT AND ACCORDINGLY, NO INDIVIDUAL RECKSON STOCKHOLDER HAS A RIGHT TO RECEIVE INDIVIDUAL COMPENSATION AS A RESULT OF THE SETTLEMENT OF THESE ACTIONS.

      1. This Notice has been sent to you pursuant to Maryland law and an order of the Circuit Court for Baltimore City, Maryland (the "Court"). The purpose of this Notice is to inform you of the proposed settlement of the above-captioned shareholder derivative actions (the "Maryland Actions"), the proposed settlement of related, consolidated shareholder derivative actions captioned TUCKER, ET AL.

v. RECHLER, ET AL., Index Nos. 03-CV-4917, 03-CV-5008 and 03-CV-5178, pending before the United States District Court for the Eastern District of New York

(the "New York Federal Court Actions") and the proposed settlement of three other, related shareholder derivative actions pending in New York State Court

(the "New York State Court Actions"):  LOWINGER v. RECHLER, ET AL., Index No.

03-014162, pending before the Supreme Court of the State of New York, County of

Nassau, and STEINER v. RECHLER, ET AL., Index No. 03-23545, and LIGHTER v.

RECHLER, ET AL., Index No. 03-23593, both pending before the Supreme Court of the State of New York, County of Suffolk. (All of these shareholder derivative actions are collectively referred to as the "Actions" in this Notice.) The purpose of this Notice is also to inform you of the hearing to be held by the

Court to consider the fairness, reasonableness and adequacy of the settlement and to determine whether Plaintiffs' Counsels' application for attorneys' fees and reimbursement of expenses ("Fees and Expenses") should be granted. This

Notice describes the rights you may have in connection with this settlement and what acts you may take in relation to the settlement and the resolution of the

Actions. This Notice is not intended to be and should not be construed as an expression of any opinion by the Court about the merits of any of the claims or defenses asserted by any party to the Actions, or the fairness or adequacy of the proposed settlement. A Settlement Hearing will be held on ------------, 2005 at -:-- -.m., or at such other time as the Court may order, before the Honorable

Judge Evelyn Omega Cannon of the Circuit Court for Baltimore City, Maryland, 329

Courthouse East, 111 North Calvert Road, Baltimore, Maryland 21202, to

determine, among other things, whether the proposed settlement should be approved as fair, just and adequate, to rule upon the adequacy of the Plaintiffs as representatives of Reckson stockholders, to consider Plaintiffs' Counsels'

application for Fees and Expenses in an amount not to exceed $2,150,000, in total, and to consider any other matters that may come before the Court.

BACKGROUND OF THE CASE

      2. Nominal defendant Reckson Associates Realty Corp. ("Reckson" or the

"Company") is a Maryland corporation that operates as a real estate investment trust which owns, develops and manages office and industrial properties in the

New York tri-state area. On September 10, 2003, Reckson announced a strategic plan that included: (a) the sale of 95 Industrial Properties (as defined in subparagraph 16(e) hereof) to members of the Rechler family, some of whom were executive officers and directors of the Company; (b) the resignation of Gregg,

Roger and Mitchell Rechler from executive management and director positions, and the resignation of Donald Rechler from executive management, but not as non-executive Chairman of the Board of Directors; and (c) various other corporate governance changes, including de-staggering the Board, opting Reckson out of certain Maryland anti-takeover provisions and providing for the appointment of only independent directors to the Audit,

Compensation and Nominating/Governance Committees of the reconstituted Board.

      3. Six Non-Management Directors (collectively, as defined in subparagraph

16(g) hereof, Herve A. Kevenides, John V.N. Klein, Ronald H. Menaker, Peter

Quick, Lewis S. Ranieri and Conrad D. Stephenson), who made up a majority of

Reckson's then eleven-member Board of Directors, reviewed and approved the transaction on behalf of the Company. They were advised by and received a fairness opinion from Citigroup Global Markets, Inc. ("Citigroup").

      4. Reckson owned its interests in real properties through the Reckson

Operating Partnership, L.P. On November 11, 2003, Reckson announced the closing of the sale of the Industrial Properties to the Rechler family for $315.5 million (of which approximately $225.1 million was in cash and debt assumption,

and $90.4 million was in Reckson Operating Partnership units owned by the

Rechler family). As a result of its purchase of the Industrial Properties, the

Rechler family no longer owned any Reckson Operating Partnership units.

      5. The first of nine shareholder derivative actions in response to

Reckson's announcement of the sale of the Industrial Properties to the Rechler family, LOWINGER v. RECHLER, ET AL., Index No. 03-014162, was filed in the

Supreme Court of the State of New York, County of Nassau, on September 16, 2003.

Two additional suits, STEINER v. RECHLER, ET AL., Index No. 03-23545, and

LIGHTER v. RECHLER, ET AL., Index No. 03-23593, were filed in the Supreme Court of the State of New York, County of Suffolk, on October 2, 2003 and October 3,

2003, respectively. The STEINER and LIGHTER suits are in the process of consolidation with the LOWINGER action before Judge Ira Warshawsky in Nassau

County.

      6. On September 26, 2003, the first of three consolidated shareholder derivative suits, TUCKER v. RECHLER, ET AL., Index No. 03-CV-4917, was filed in the United States District Court for the Eastern District of New York. TUCKER

was followed by CLINTON CHARTER TOWNSHIP POLICE AND FIRE RET. SYS. v. RECHLER,

ET. AL., Index No. 03-CV-5008, on October 1, 2003, and TEACHERS' RET. SYS. OF

LOUISIANA v. RECHLER, ET AL., Index No. 03-CV-5178, on October 14, 2003. The

First Amended and Consolidated Complaint in TUCKER, ET. AL. v. RECHLER, ET AL.

was filed on October 31, 2003. That consolidated complaint was superseded by the

Second Amended and Supplemented Consolidated Complaint filed on January 20,

2004, and Judge Thomas C. Platt signed a Stipulation and Order to Consolidate the New York Federal Court Actions on May 12, 2004.

      7. The first of three consolidated actions filed in the Circuit Court for

Baltimore City, Maryland, SEKUK GLOBAL ENTERS. PROFIT SHARING PLAN v. RECKSON

ASSOCS. REALTY CORP., ET AL., Civil No. 24-C-03-007496, was filed on October 16,

2003. SEKUK GLOBAL was followed by HOFFMAN, ET AL. v. RECHLER ET AL., Civil No.

24-C-03-007876, on October 27, 2003, and CHIRKO v. RECKSON ASSOCS. REALTY CORP.,

ET AL., Civil No. 24-C-03-008010, on October 30, 2003. Judge Evelyn Omega Cannon

signed a Stipulation and Order of Consolidation on December 12, 2003, and the

Consolidated Amended Complaint in SEKUK GLOBAL, ET. AL. v. RECHLER, ET AL., was

filed on January 20, 2004.

      8. The complaints in the New York State Court Actions, the New York

Federal Court Actions and the Maryland Actions all allege substantially the same facts and claims and purport, derivatively on behalf of Reckson, to challenge the sale of the Industrial Properties to the Rechler family. The gravamen of the complaints, which each include one or more claims of breach of statutory and common law fiduciary duties, breach of contract, abuse of control, gross mismanagement, waste of corporate assets and/or unjust enrichment, is that the

Industrial Properties were sold to the Rechler family for insufficient consideration and that Reckson settled its contractual obligations to the

Rechler family members who resigned their employment as executive officers of the Company for excessive consideration. The complaints seek primarily money damages, as well as restitution, disgorgement of profits and extraordinary equitable and injunctive relief. None of the plaintiffs made a demand on

Reckson's Board of Directors to take remedial action before commencing suit.

RECENT DEVELOPMENTS IN THIS ACTION

      9. On March 2, 2004, the defendants in the Maryland Actions filed a motion to dismiss the Consolidated Amended Complaint on the ground that the plaintiffs in those actions had failed to make a pre-suit demand on Reckson's Board of

Directors or to allege facts showing that such a demand would have been futile.

That motion was heard by Judge Cannon on May 13, 2004. The defendants in the New

York Federal Court Actions filed a motion to dismiss the Second Amended and

Supplemented Consolidated Complaint on May 11, 2004, on the same ground. On May

21, 2004, the date of the scheduled hearing on that motion, Judge Platt entered an Order in the New York Federal Court Actions directing the defendants to withdraw their motions to dismiss without prejudice to renew and extending the time for the defendants to respond to the Second Amended and Supplemented

Consolidated Complaint until thirty days after the ruling on the motion to dismiss the Maryland Actions. On May 25, 2004, Judge Cannon granted the defendants' motions to dismiss the Maryland Actions. Final judgment in the

Maryland Actions was entered on June 8, 2004. On June 30, 2004, the plaintiffs in the Maryland Actions filed a notice of appeal from that judgment to the

Maryland Court of Special Appeals. On November 30, 2004, the Maryland Court of

Special Appeals issued a briefing schedule for the appeal. On December 23, 2004,

the parties to the Maryland Actions filed with the Maryland

Court of Special Appeals a Stipulation to Extend Time, and on January 26, 2005,

they filed a Joint Motion to Postpone Oral Argument until after September 2005.

      10. By Stipulations and Orders signed by Judge Platt on June 23, 2004,

July 23, 2004, August 31, 2004, October 20, 2004 and December 21, 2004, the

parties to the New York Federal Court Actions extended the time for the defendants in those actions to respond to the Second Amended and Supplemented

Consolidated Complaint so that the parties could engage in settlement discussions. The response(s) of the defendants in the New York Federal Court

Actions are now due on March 28, 2005.

      11. By stipulations dated January 20, 2004 and so ordered on January 22,

2004, the parties to the New York State Court Actions agreed that the plaintiffs would file an amended complaint five days after an order was entered consolidating the New York State Court Actions and that the defendants' time to answer, move against or otherwise respond to the amended complaint would be due ten days after the amended complaint was filed. The New York State Court Actions have not yet been consolidated.

DISCOVERY, INVESTIGATION AND RESEARCH CONDUCTED BY PLAINTIFFS' COUNSEL

      12. Plaintiffs' Counsel (as defined in subparagraph 16(j) hereof)

represent that they have conducted extensive formal and informal discovery and investigation during the development and prosecution of the Actions. Plaintiffs'

Counsel represent that this discovery and investigation has included, among other things: (a) research regarding the valuation of the Industrial Properties;

(b) preparation for and conduct of a deposition of Citigroup concerning the fairness opinion that Citigroup provided to the Non-Management Directors for their consideration in connection with the review and approval of the sale of the Industrial Properties to the Rechler family; (c) extensive review and analysis of the documents provided by Citigroup;

and (d) review and analysis of the Individual Defendants' and Reckson's public statements including press releases, Reckson's public filings with the United

States Securities and Exchange Commission (the "SEC"), analyst reports and news articles.

      13. Plaintiffs' Counsel also represent that they retained several experts to assist them in their discovery and investigation, including two valuation experts and an accounting expert.

INDIVIDUAL DEFENDANTS' AND RECKSON'S DENIALS OF WRONGDOING AND LIABILITY

      14. The Individual Defendants (as defined in subparagraph 16(d) hereof)

and Reckson have denied and continue to deny all of the claims and contentions alleged by the Plaintiffs in the Actions, including allegations that Reckson,

Reckson Operating Partnership, L.P., the Plaintiffs or other Reckson stockholders have suffered any damages as a result of the conduct that was alleged, or that could have been alleged, in the Actions. The Individual

Defendants and Reckson have further asserted and continue to assert that, at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Reckson and Reckson stockholders. The

Individual Defendants and Reckson are entering into the Stipulation because they believe that it will benefit Reckson by eliminating the substantial expense and the concomitant distraction of resources and effort from the business of Reckson that continued litigation would inevitably engender, and by providing for the implementation of the provisions of the Stipulation that the Individual

Defendants and Reckson believe to be substantially beneficial to Reckson and its stockholders.

CLAIMS OF THE PLAINTIFFS AND BENEFITS OF SETTLEMENT

      15. The Plaintiffs recognize and acknowledge the uncertain outcome and the risk of any litigation, especially in complex suits such as the Actions, as well as the difficulties and delays inherent in such litigation. In particular, the

Plaintiffs have taken into account: the risks that Judge Cannon's dismissal of the Maryland actions will be upheld on appeal and that the New York Federal Court Actions and the New York State Court Actions

will also be dismissed on the grounds that the plaintiffs failed to make pre-suit demands; the expense and length of continued proceedings necessary to prosecute the Actions through trial and any appeals; and the inherent problems of proof and possible defenses to the particular claims asserted in the Actions.

Based on their evaluation and the advice of their counsel, the Plaintiffs believe that the Settlement set forth in the Stipulation confers substantial benefits upon and is in the best interests of Reckson and its stockholders.

DEFINITIONS

      16. As used in the Stipulation and herein, the following terms have the meanings specified below:

           (a) "Actions" means the three consolidated Maryland Actions (SEKUK

GLOBAL, ET AL. v. RECKSON ASSOCS. REALTY CORP., ET AL.), the three consolidated

New York Federal Court Actions (TUCKER, ET AL. v. RECHLER, ET al.) and the three

New York State Court Actions (LOWINGER v. RECHLER, ET AL., STEINER v. RECHLER,

ET AL. and LIGHTER v. RECHLER, ET AL.).

           (b) "Effective Date" means the first date by which each and all of the events and conditions specified in paragraph 29 of the Stipulation have been met and have occurred.

           (c) "Final Date" means: (i) if no appeal from the Judgment approving the Stipulation or no petition for a writ of review of the Judgment approving the Stipulation is filed, the expiration date of the period for filing or noticing any such appeal or petition; or (ii) if an appeal from the Judgment or a petition for a writ of review of the Judgment is filed, the date that the affirmance of the Judgment, the dismissal of the appeal or the denial of the petition for the writ of review becomes final.

           (d) "Individual Defendants" means Reckson Operating Partnership,

L.P., Walter Gross, Herve A. Kevenides, John V.N. Klein, Ronald H. Menaker,

Peter Quick, Lewis S. Ranieri, Donald J. Rechler, Gregg M. Rechler, Mitchell D.

Rechler, Roger M. Rechler, Scott H. Rechler and Conrad D. Stephenson.

           (e) "Industrial Properties" means the 95 Long Island properties listed in Exhibit A to the Stipulation.

           (f) "Judgment" means the judgment to be rendered by the Court,

substantially in the form attached to the Stipulation as Exhibit F.

           (g) "Non-Management Directors" means Herve A. Kevenides, John V.N.

Klein, Ronald H. Menaker, Peter Quick, Lewis S. Ranieri and Conrad D.

Stephenson.

           (h) "Person" means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof and any business or legal entity, and their spouses, heirs, predecessors, successors, representatives or assignees.

           (i) "Plaintiffs" means Roberta Chirko, Clinton Charter Township

Police and Fire Retirement System, Charles D. Hoffman, Lydia J. Hoffman,

Lawrence Lighter, Robert Lowinger, Sekuk Global Enterprises Profit Sharing Plan,

William Steiner, Teachers Retirement System of Louisiana and Judith A. Tucker.

           (j) "Plaintiffs' Counsel" means counsel who have appeared for any of the Plaintiffs in the Actions.

           (k) "Plaintiffs' Settlement Counsel" means the following Counsel for the Plaintiffs:

                David A.P. Brower
                Todd L. Kammerman
                Milberg Weiss Bershad & Schulman
                One Pennsylvania Plaza
                New York, New York  10119
                Tel:  (212) 594-5300
                Fax:  (212) 868-1229

                Nicholas E. Chimicles
                Kimberly M. Donaldson
                Chimicles & Tikellis LLP
                One Haverford Plaza
                361 West Lancaster Avenue
                Haverford, Pennsylvania  19041
                Tel:  (610) 642-8500
                Fax:  (610) 649-3633

           (l) "Rechler Defendants" means Donald J. Rechler, Gregg M. Rechler,

Mitchell D. Rechler, Roger M. Rechler and Scott H. Rechler.

           (m) "Rechler Purchasing Entities" ("RPE") means the entity or entities formed to purchase and hold the Industrial Properties on behalf of the

Rechler family.

           (n) "Reckson Stockholders of Record" means any and all nominal or beneficial owners of Reckson common stock as of the date of the entry of the

Order Regarding Preliminary Approval and Notice, as specified in paragraph 24 of the Stipulation.

           (o) "Related Persons" means each of the Individual Defendants' and

Reckson's past or present directors, officers, managers, employees, partners,

members, principals, agents, advisors, underwriters, controlling shareholders,

attorneys, accountants or auditors, banks or investment banks, associates,

personal or legal representatives, predecessors, successors, parents,

subsidiaries, divisions, joint ventures, assigns, spouses, heirs, related or affiliated entities or any past or present directors, officers, managers or employees thereof, any entity in which a Reckson or an Individual Defendant has a controlling interest, any members of
their immediate families or any trust of which any Individual Defendant is the settlor or which is for the benefit of any Individual Defendant and/or member(s)

of his or her family.

     (p) "Released Claims" shall mean any and all statutory or common-law claims or causes of action under federal, state, local or any other law (including

Unknown Claims and including claims within the exclusive jurisdiction of the federal courts) that are based upon or related to, in whole or in part, the facts, transactions, events, occurrences, acts, disclosures, statements,

omissions or failures to act that were alleged, or could have been alleged, in the Actions up to and including the date of the Stipulation, by Reckson, Reckson

Operating Partnership, L.P. or Reckson stockholders, on their own behalf or on behalf of Reckson, or any of them, against the Released Persons. The final judgments entered in the Actions will bar all Released Claims.

     (q) "Released Persons" means each and all of the Individual Defendants,

Reckson and any Related Persons.

     (r) "Settling Parties" means, collectively, each of the Individual

Defendants, Reckson and the Plaintiffs on behalf of themselves and/or derivatively on behalf of Reckson.

     (s) "Unknown Claims" means any Released Claim that any Plaintiff, Reckson,

Reckson Operating Partnership, L.P. or any Reckson stockholder does not know or suspect to exist in his, her or its favor at the time of the release of the

Released Persons which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this settlement.

RECKSON CORPORATE GOVERNANCE CHANGES

      17. At the first meeting of the Reckson Board of Directors following the

Effective Date (as defined in subparagraph 16(b) hereof), the Reckson Board of

Directors will adopt resolutions or amendments to the Company's By-Laws or

Articles of Incorporation to ensure
adherence to the Corporate Governance Policies specified in paragraphs 18 and 19 hereof. These Corporate Governance Policies shall remain in effect until the first to occur of, three years or a change in control of Reckson, unless earlier revoked or amended. Any revocation or amendment of these Policies within three years after adoption must be: (a) recommended by two-thirds of the members of

Reckson's Nominating/Governance Committee; (b) approved by two-thirds of the independent directors on the Board; and (c) approved by a majority of Reckson's stockholders. Notwithstanding the foregoing, any of these Corporate Governance

Policies may be revoked or amended by a majority of the Board if such majority,

in good faith and upon the advice of counsel, determines that one or more of the

Policies conflicts with or is substantially redundant of any law, regulation,

rule or amendment to Reckson's Articles of Incorporation approved by Reckson's stockholders.

     18. Reckson shall establish an Affiliate Transaction Committee consisting of three or more independent directors as defined in paragraph 19 hereof. The function of this Committee shall be to review and approve or disapprove any proposed transaction between (a) Reckson or any of its subsidiaries, and (b) any person or entity who was an affiliate of Reckson at any time in the three-year period preceding the date of the proposed transaction, but only if (c) the value of the consideration to be paid by or to Reckson or any of its subsidiaries pursuant to the transaction equals or exceeds $10 million or (d) pursuant to the transaction, at least five percent of Reckson's assets are proposed to be sold,

disposed of or transferred, in any manner or form. The Committee shall have standing authorization, in its sole discretion, to retain legal and/or other advisors of its choice, which advisors shall report directly to the Committee.

The Committee shall have the authority, in its sole discretion, to make public any opinions or reports it shall receive from such advisors. Subsequent to its approval of any transaction, the Committee shall report its findings to Reckson's Chief Executive Officer and Chief

Financial Officer, and, subject to any applicable confidentiality obligations,

Reckson shall include a summary of the Committee's findings in the next regular quarterly or annual report to be filed by Reckson under the Securities Exchange

Act of 1934.

     19. At least two-thirds of the members of the Board of Directors of Reckson shall be independent directors, as defined by Reckson in its Corporate

Governance Guidelines; provided, however, that in the event that any vacancy shall occur in the Board which reduces the number of such independent directors below the two-thirds level, Reckson shall not be required to comply with this provision until six months from the date of such vacancy. In determining whether this two-thirds requirement is satisfied, any individual who first becomes a member of the Board of Directors of Reckson in connection with Reckson's or any of its subsidiaries' engagement in any acquisition or other business or commercial transaction, and who is not an independent director as defined in this paragraph, will not be considered a member of the Reckson Board of

Directors.

     20. In addition to the aforementioned corporate governance changes, Reckson and the Individual Defendants hereby acknowledge that the prosecution of the

Actions was a direct and substantial factor in Reckson's adoption and implementation of the following other corporate government changes which have already been implemented, that these changes have benefited Reckson and its stockholders and that these changes constitute a material part of this settlement: (a) the mandatory rotation of at least one independent director every three years; (b) an increase in the minimum required equity ownership for

Reckson directors to $100,000 in Reckson common stock; and (c) readjustment of the compensation of Reckson Board members such that a substantial portion of their compensation is now in Reckson common stock, which such members must hold throughout their tenure on the Board.

PROFIT SHARING

      21. For purposes of this paragraph, the following definitions shall apply:

           (a) "Profit Percentage" shall mean: 30% until September 1, 2005; 25%

from September 2, 2005 through September 1, 2006; 20% from September 2, 2006 through September 1, 2007; 15% from September 2, 2007 through September 1, 2008;

and 10% from September 2, 2008, through September 1, 2009.

           (b) "Sale" shall mean a voluntary sale or transfer and shall not include conveyances by means of foreclosure, or deed in lieu thereof,

condemnation or bankruptcy court order.

           (c) "Subject Properties" shall mean: through December 31, 2005, all of the properties listed in Exhibit B of the Stipulation; from January 1, 2006,

through January 1, 2007, all of the properties listed in Exhibit B of the

Stipulation, exclusive of those that are listed as Pool B; from January 2, 2007,

through September 1, 2009, all of the properties listed in Exhibit B of the

Stipulation, exclusive of those that are listed as Pools B, A-5 and A-7.

           (d) "Net After Tax Profit" shall mean an amount computed by subtracting from the gross proceeds of Sale of the Subject Property the following amounts: (i) the costs of the Sale, including brokerage commissions,

legal fees and transfer taxes; (ii) any prepayment premium or defeasance cost incurred in respect of any indebtedness encumbering the Property or the ownership interests therein; (iii) the gross value attributed by RPE (as defined in subparagraph 16(m) hereof) to the Subject Property on November 10, 2003, plus a return on the equity portion thereof of twelve percent per annum, compounded monthly from November 10, 2003 through the date of Sale; (iv) any amounts invested by the Rechler family and/or RPE in the Subject Property for capital items, including capital improvements, additions, replacements and leasing costs, such as brokerage commissions and tennant allowances, plus a return thereon
of twelve percent per annum, compounded monthly from the date of investment through the date of Sale; (v) an amount equal to the maximum combined federal,

New York State and New York City income taxes which would be imposed on an individual owner of the Subject Property based on the Sale, assuming that such individual was a New York City resident with the income tax basis of RPE for such Subject Property. To the extent that the payment required under subparagraph (iii) above in respect of a Subject Property actually results in a reduction of the income taxes payable on account of such Sale, the amount to be deducted in subparagraph (v) above shall be reduced by the amount of such reduction.

     The Rechler Defendants have caused RPE to agree that if, before September

2, 2009, RPE shall make a Sale to an unaffiliated third party of any of the then

Subject Properties, RPE shall pay to Reckson the then applicable Profit

Percentage of the Net After Tax Profit resulting from such Sale; provided,

however, that no such payment shall be due unless the Effective Date has been reached. If any of the gross proceeds of Such sale are payable on a deferred basis or are held back or put in escrow, such amounts shall only be treated as

"gross proceeds of Sale" when they become unconditionally available in cash to

RPE. If RPE has any surviving indemnification or payment obligations or liabilities with respect to the Subject Property, there shall be deducted from the gross proceeds of the Sale the maximum amount of such obligation or liability until the amount of such obligation or liability is finally determined. Any Subject Property which is exchanged in a Section 1031 transaction shall be treated as having been sold in a fully taxable transaction.

It shall be the sole duty of the Rechler Defendants to cause RPE to notify

Reckson and the Affiliate Transaction Committee that the Sale of a Subject

Property has occurred during the Profit Sharing Period. Such notice shall be given within 30 days after entering into an agreement of Sale with respect to any of the then Subject Properties. During its term, the Affiliate Transaction Committee described at paragraph 18 hereof shall have the responsibility to confirm that RPE, in computing the amount of the

Profit Percentage of the Net After Tax Profit on the Sale of a Subject Property,

has complied with the provisions of this subparagraph. The Committee shall have standing authority, on its own decision and in its sole discretion, to retain accounting and/or other advisors of its choice to assist in the confirmation process, which advisors shall report directly to the Committee. The responsibility of the Committee to confirm compliance with the provisions of this subparagraph shall not include the responsibility to investigate or otherwise determine whether there has been a Sale of any of the Subject

Properties by RPE.

     22. The Rechler Defendants agree that RPE hereby surrenders the right of first offer it obtained in connection with the acquisition of the Industrial

Properties from Reckson on the parcels of vacant located at (i) Sunrise Highway,

East Patchogue - STCM #200-973.4-4-1,3,5 & 6, and (ii) 70 Andrews Road,

Hicksville, New York - Section 12 Block 623 Lot 1.

     23. The Rechler Defendants hereby acknowledge that the prosecution of the

Actions was a direct and substantial factor in their decision to cause RPE to extend three times the outside date for the closing of the acquisition of 300 and 350 Kennedy Drive to accommodate Reckson's need to locate an appropriate like-kind exchange property in order to defer taxable gains on the sale.

RELEASES

      24. Upon the Court's entry of the Judgment, the Plaintiffs on their own behalf, as well as on behalf of Reckson, Reckson Operating Partnership, L.P. and

Reckson stockholders, shall be deemed to have, and by operation of the Judgment shall have, fully, finally and forever released, relinquished and discharged all

Released Claims, and any and all claims arising out of, relating to or in connection with the Settlement or resolution of the Actions,

against the Released Persons.

     25. The Plaintiffs, Reckson, Reckson Operating Partnership, L.P. and

Reckson stockholders may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but each of Reckson, Reckson

Operating Partnership, L.P. and the Plaintiffs on their own behalf and on behalf of Reckson, Reckson Operating Partnership, L.P. and Reckson stockholders shall be deemed upon the Effective Date to have, and by operation of the Judgment shall have, fully, finally and forever settled and released any and all Released

Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge that the foregoing waiver was separately bargained for and a key element of the settlement of which this release is a part.

     26. The release contemplated by the Stipulation extends to claims that the

Plaintiffs, Reckson, Reckson Operating Partnership, L.P. and Reckson

stockholders do not know or suspect to exist at the time of the release, and which, if known, might have affected the decision to enter into the release.

Each of Reckson, Reckson Operating Partnership, L.P. and the Plaintiffs on their own behalf and on behalf of Reckson, Reckson Operating Partnership, L.P. and

Reckson stockholders shall be deemed to waive any and all provisions, rights and benefits conferred by any law of the United States, or any state or territory of the United States or principle of common law, which governs or limits a Person's release of Unknown Claims. The foregoing waiver includes without limitation an express waiver, to the full extent permitted by law, by the Plaintiffs on their own behalf, as well as on behalf of

Reckson, Reckson Operating Partnership, L.P. and Reckson stockholders, of any and all rights under California Civil Code Section 1542, which provides:

     A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

In addition, each of Reckson, Reckson Operating Partnership, L.P. and the

Plaintiffs on their own behalf and on behalf of Reckson, Reckson Operating

Partnership, L.P. and Reckson stockholders shall be deemed to waive any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code Section 1542.

CONDITIONS OF SETTLEMENT, EFFECT OF DISAPPROVAL OF SETTLEMENT, CANCELLATION OR TERMINATION, AND PUBLIC STATEMENTS REGARDING SETTLEMENT

      27. The Effective Date of the Stipulation shall be conditioned on the occurrence of each and all of the following events:

           (a) the Court has entered the Order Regarding Preliminary Approval and Notice, substantially in the form of Exhibit C to the Stipulation, as required by paragraph 24 of the Stipulation ;

           (b) the Court has entered the Judgment, or a judgment substantially in the form of Exhibit F to the Stipulation;

           (c) the Final Date has been reached; and

           (d) the New York Federal Court Actions and the New York State Court

Actions have been dismissed with prejudice and said dismissals have become final and not subject to appeal.

      28. If the conditions specified in paragraph 27 hereof are not met following reasonable efforts by the Settling Parties seeking the satisfaction of such conditions, then the Stipulation shall be canceled and terminated, unless

Plaintiffs' Settlement Counsel, counsel for the Individual Defendants and counsel for Reckson mutually agree in writing to proceed with the Stipulation.

      29. In the event that the Stipulation fails for any reason to become effective in accordance with its terms, the Settling Parties shall be restored to their respective positions in the Actions as of the date of the Stipulation,

as specified at paragraph 1 thereof. In such event, the terms and provisions of the Stipulation shall have no force and effect with respect to the Settling

Parties and shall not be used in the Actions or in any other proceeding for any purpose, and any judgment or order entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, NUNC PRO TUNC.

      30. Following the execution of the Stipulation, Reckson will file a Form

8-K with the SEC attaching a copy of the Stipulation and its Exhibits, including the Notice of Proposed Settlement (Exhibit D to the Stipulation), and stating:

that the parties have agreed to settle the actions pursuant to the Stipulation,

that the proposed settlement includes various changes to Reckson's corporate governance policies to provide for an Affiliate Transaction Committee and to require that Reckson's Board of Directors be comprised of at least two-thirds independent directors (as defined in Reckson's Corporate Governance Guidelines),

as well as certain other concessions; and that the proposed settlement is subject to court approval. The Settling Parties will not make any other substantive public statements relating to the proposed settlement, other than the terms relating to corporate governance, except for statements: required by law; in response to SEC or other regulatory inquiry; or

in connection with judicial proceedings relating to the settlement or the enforcement thereof. In response to questions by the press, analysts, investors,

persons attending industry conferences or financial analyst conference calls, or similar inquiries with respect to settlement matters other than corporate governance, the Settling Parties will refer questioners to the Stipulation and

Notice of Proposed Settlement. Substantive violations of paragraph 32 of the

Stipulation by a Settling Party shall be a material breach of the agreement;

provided however that no breach of paragraph 32 of the Stipulation by any

Settling Party shall have any effect on the validity or operation of the releases and covenants not to sue provided for in the Stipulation and the Order and Final Judgment (Exhibit F to the Stipulation).

PLAINTIFFS' SETTLEMENT COUNSELS' REQUEST FOR ATTORNEY'S FEES AND REIMBURSEMENT OF EXPENSES

      31. Plaintiffs' Counsel represent that they have not received any fees during the prosecution of the Actions and have funded substantial out-of-pocket expenses, including experts' fees. Plaintiffs' Counsel will apply to the Court for Fees and Expenses in an amount not to exceed $ 2,150,000, in total. The payment of any Fees and Expenses awarded by the Court shall be the sole responsibility of Reckson and shall be made to Plaintiffs' Settlement Counsel within fifteen business days after the Effective Date.

      32. The procedure for and the allowance or disallowance by the Court of any applications by Plaintiffs' Counsel for the Fees and Expenses are not part of the settlement set forth in the Stipulation, and are to be considered by the

Court separately from the Court's consideration of the fairness, reasonableness and adequacy of the settlement set forth in the Stipulation. Any order or proceeding relating to Fees and Expenses, or any appeal from any order relating thereto or reversal or modification thereof, shall not operate to terminate or cancel the Stipulation or the settlement of the Actions set forth therein.

NOTICE OF HEARING ON PROPOSED SETTLEMENT

      33. A Settlement Hearing will be held on ------------------------- 2005 at

-:-- -.m., or at such other time as the Court may order, before the Honorable

Judge Evelyn Omega Cannon of the Circuit Court for Baltimore City, Maryland, 329

Courthouse East, 111 North Calvert Street, Baltimore, Maryland 21202. The

purpose of the Settlement Hearing will be to determine, among other things,

whether the Court should grant final approval of the settlement, to rule upon the adequacy of the Plaintiffs as representatives of Reckson stockholders, to consider Plaintiffs' Counsel's application for Fees and Expenses and to consider any other matters that may come before the Court.

      34. The Court may adjourn the Settlement Hearing by oral announcement at such hearing or at any adjournment without further notice of any kind. The Court may approve the settlement with or without modifications and enter an Order and

Final Judgment without further notice of any kind.

THE RIGHT TO BE HEARD AT THE SETTLEMENT HEARING

      35. Any Reckson stockholder may, but is not required to, enter an appearance in the Actions and be represented by counsel of his, her or its choice and expense. Any Reckson stockholder who does not enter an appearance will be represented by the attorneys for the Plaintiffs listed below. Any

Reckson stockholder who objects to any aspect of the settlement may appear and be heard at the Settlement Hearing. Any such Person, however, must submit a written notice of objection, sent via first class mail, overnight courier or hand delivered, that is received on or before ---------------------------, 2005,

by each of the following persons:

                CLERK OF THE CIRCUIT COURT FOR BALTIMORE CITY,
                   MARYLAND
                111 North Calvert Street, Room 462
                Baltimore, Maryland  21202

                Charles J. Piven
                Marshall N. Perkins
                The Law Offices of Charles J. Piven, P.A.
                The World Trade Center
                401 East Pratt Street, Suite 2525
                Baltimore, Maryland  21202
                Tel:  (401) 332-0030
                Fax:  (401) 685-1300

                John B. Isbister
                Tydings & Rosenberg LLP
                100 East Pratt Street, 26th Floor
                Baltimore, Maryland  21202
                Tel:  (410) 752-9700
                Fax:  (410) 727-5460

                Andrew J. Graham
                Kramon & Graham, P.A.
                One South Street, Suite 2600
                Baltimore, Maryland  21202-3201
                Tel:  (410) 752-6030
                Fax:  (410) 539-1269

                James J. Hanks, Jr.
                G. Stewart Webb, Jr.
                Venable LLP
                1800 Mercantile Bank & Trust Building
                Two Hopkins Plaza
                Baltimore, Maryland  21201
                Tel:  (410) 244-7400
                Fax:  (410) 224-7742

                Robert B. Schulman
                Andrew M. Dansicker
                Schulman, Treem, Kaminkow, Gilden & Ravenell, P.A. The World Trade Center
                401 East Pratt Street, Suite 1800
                Baltimore, Maryland  21202-3004
                Tel:  (410) 332-0850
                Fax:  (410) 332-0866

Any Person who wishes to object to any aspect of the settlement must demonstrate that he, she or it is a Reckson stockholder. The notice of objection must also contain a written statement which sets out the reasons(s) for the objection, the identity of any witness(es) that the objector intends to call at the Settlement

Hearing and the substance of the intended testimony of such witness(es) at the

Settlement Hearing. The written notice of objection must also disclose the number of shares of Reckson common stock owned by the objecting Person. Only

Reckson stockholders who have submitted written notices of objection in this manner will be entitled to be heard at the Settlement Hearing, although attendance at the Settlement Hearing is not necessary in order for an objection to be considered by the Court. HOWEVER, UNLESS OTHERWISE ORDERED BY THE COURT,

ANY RECKSON STOCKHOLDER WHO DOES NOT MAKE HIS, HER OR ITS OBJECTION OR

OPPOSITION TO THE SETTLEMENT IN THE MANNER DESCRIBED ABOVE SHALL BE DEEMED TO

HAVE WAIVED ALL OBJECTIONS AND OPPOSITION TO THE FAIRNESS, REASONABLENESS AND

ADEQUACY OF THE SETTLEMENT, THE ADEQUACY OF THE PLAINTIFFS AS REPRESENTATIVES OF

RECKSON STOCKHOLDERS, PLAINTIFFS' SETTLEMENT COUNSEL'S APPLICATION FOR FEES AND

EXPENSES AND ANY OTHER MATTERS PERTAINING TO THE ACTIONS.

NOTICE TO PERSONS OR ENTITIES HOLDING RECORD OWNERSHIP ON BEHALF OF OTHERS

     36. Brokerage firms, banks and other persons or entities who are Reckson stockholders in their capacities as record owners, but not as beneficial owners,

are requested to
send this Notice promptly to the beneficial owners. Additional copies of this

Notice for transmittal to beneficial owners are available on request directed to:

           Susan McGuire
           Senior Vice President Investor Relations
           Reckson Associates Realty Corp.
           225 Broadhollow Road, Suite 212W
           Melville, New York  11747-4883

EXAMINATION OF PAPERS

      37. This Notice is a summary and does not describe all of the details of the settlement. The Stipulation of Settlement as executed by counsel for the

Settling Parties, along with the accompanying Exhibits, may be viewed on the websites of Plaintiffs' Settlement Counsel at http://www.milbergweiss.com and

http://www.chimicles.com, or may be examined, during normal business hours, at the office of the Clerk of the Circuit Court for Baltimore City, Maryland, 111

North Calvert Street, Room 462, Baltimore, Maryland 21202.

            PLEASE CONSULT THE STIPULATION OF SETTLEMENT FOR A MORE DETAILED
              STATEMENT OF THE TERMS OF THE SETTLEMENT.


           PLEASE DO NOT TELEPHONE THE COURT REGARDING THIS NOTICE.



DATED:  --------------------------, 2005


                                    -----------------------------
                                    Judge Evelyn Omega Cannon

          EXHIBIT E
                                    ---------

                     IN THE CIRCUIT COURT FOR BALTIMORE CITY


-----------------------------------------------------
                                                     )
SEKUK GLOBAL ENTERPRISES PROFIT                      )
SHARING PLAN,                                        )
                                                     )
                    PLAINTIFF,                       )
                                                     )
         v.                                          )
                                                     )
RECKSON ASSOCIATES REALTY CORP.,                     )
HERVE A. KEVENIDES, JOHN V.N. KLEIN,                 )Civil No. 24-C-03-007496
RONALD H. MENAKER, PETER QUICK,                      )Judge Evelyn Omega Cannon
LEWIS D. RANIERI, DONALD J. RECHLER,                 )
GREGG M. RECHLER, MITCHELL D.                        )
RECHLER, ROGER M. RECHLER, SCOTT H.                  )
RECHLER and CONRAD D. STEPHENSON,                    )
                                                     )
                                                     )
                    DEFENDANTS.                      )
-----------------------------------------------------
                                                     )
CHARLES D. HOFFMAN, et al.,                          )
                                                     )
                    PLAINTIFFS,                      )
                                                     )Civil No. 24-C-03-007876
         v.                                          )Judge Evelyn Omega Cannon
                                                     )
DONALD J. RECHLER, et al.,                           )
                                                     )
                    DEFENDANTS.                      )
                                                     )
-----------------------------------------------------
                                                     )
ROBERTA CHIRKO,                                      )
                                                     )
                    PLAINTIFF,                       )
                                                     )
         v.                                          )
                                                     )
RECKSON ASSOCIATES REALTY CORP., et al.,             )Civil No. 24-C-03-008010
                                                     )Judge Evelyn Omega Cannon
                    DEFENDANTS.                      )
-----------------------------------------------------

                      SUMMARY NOTICE OF PROPOSED SETTLEMENT
                      -------------------------------------

                      SUMMARY NOTICE OF PROPOSED SETTLEMENT
                        OF SHAREHOLDER DERIVATIVE ACTIONS


     TO: ALL RECORD AND BENEFICIAL HOLDERS OF THE COMMON STOCK OF RECKSON ASSOCIATES REALTY CORP. ("RECKSON" OR THE "COMPANY"). BROKERAGE FIRMS, BANKS AND/OR OTHER PERSONS OR ENTITIES WHO HOLD RECKSON SHARES OF RECORD, WHO ARE NOT ALSO THE BENEFICIAL OWNERS, ARE REQUESTED TO FORWARD THIS NOTICE PROMPTLY TO THE BENEFICIAL OWNERS OF SUCH SHARES.

          PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THESE ACTIONS. PLEASE NOTE THAT THIS IS NOT A SECURITIES CLASS ACTION SUIT AND ACCORDINGLY, NO INDIVIDUAL STOCKHOLDER HAS A RIGHT TO RECEIVE INDIVIDUAL COMPENSATION AS A RESULT OF THE SETTLEMENT OF THESE ACTIONS.


     You are  hereby  notified  pursuant  to  Maryland  Law and an  order of the

Maryland Circuit Court for Baltimore City (the "Court") of the proposed settlement of the above-captioned shareholder derivative actions (the "Maryland

Actions"), the proposed settlement of related, consolidated shareholder derivative actions captioned TUCKER, ET AL. V. RECHLER, ET AL., Index Nos.

03-CV-4917, 03-CV-5008 and 03-CV-5178, pending before the United States District

Court for the Eastern District of New York (the "New York Federal Court

Actions") and the proposed settlement of three other, related shareholder derivative actions pending in New York State Court (the "New York State Court

Actions"): LOWINGER V. RECHLER, ET AL., Index No. 03-014162, pending before the

Supreme Court of the State of New York, County of Nassau, and STEINER V.

RECHLER, ET AL., Index No. 03-23545, and LIGHTER V. RECHLER, ET AL., Index No.

03-23593, both pending before the Supreme Court of the State of New York, County of Suffolk. A Final Settlement Hearing will be held on ___________, 2005 at

__:__ _.m., or at such other time as the Court may order, before the Honorable

Judge Evelyn Omega Cannon of the Circuit Court for Baltimore City, Maryland, 329

Courthouse East, 111 North Calvert Street, Baltimore, Maryland 21202, to

determine, among other things, whether the proposed settlement should be approved as fair, just and adequate, to rule upon the adequacy of the Plaintiffs as representatives of Reckson stockholders, to consider Plaintiffs' Settlement

Counsels' application for attorneys' fees and reimbursement of expenses and to consider any and any other matters that may come before the

Court. If the Court approves the proposed settlement at the Final Settlement

Hearing and the settlement becomes effective, Reckson Associates Realty Corp.,

Reckson Operating Partnership, L.P. and Reckson stockholders will be barred from asserting any claims that were alleged or could have been alleged in the

Maryland Actions, the New York Federal Court Actions or the New York State Court

Actions (collectively, the "Actions"), and the courts where the New York Federal

Court Actions and the New York State Court Actions are pending will be requested to dismiss those actions with prejudice based on the approval of the Court.

     A more detailed form of notice describing the proposed settlement of the Actions may have already been mailed to you. If you have not received the detailed notice, you may obtain a copy of it by submitting proof that you are a

Reckson common stockholder and writing to:

                  Susan McGuire
                  Senior Vice President Investor Relations
                  Reckson Associates Realty Corp.
                  225 Broadhollow Road, Suite 212W
                  Melville, New York  11747-4883

Inquiries, other than requests for the detailed form of Notice, may be made to

Plaintiffs' Settlement Counsel:

                  David A.P. Brower
                  Todd L. Kammerman
                  Milberg Weiss Bershad & Schilman LLP
                  One Pennsylvania Plaza
                  New York, New York  10119-0165
                  Tel:  (212) 594-5300
                  Fax:  (212) 868-1229


                  Nicholas E. Chimicles
                  Kimberly M. Donaldson
                  Chimicles & Tikellis LLP
                  One Haverford Centre
                  361 West Lancaster Avenue
                  Haverford, Pennsylvania  19041
                  Tel:  (610) 642-8500
                  Fax:  (610) 649-3633

          PLEASE DO NOT CONTACT THE COURT OR THE CLERK'S OFFICE FOR INFORMATION CONCERNING THE SETTLEMENT.


Dated:      , 2005
       -----
                                           By Order of the Court

                                           -------------------------------------
                                           Judge Evelyn Omega Cannon

                                    EXHIBIT F

                     IN THE CIRCUIT COURT FOR BALTIMORE CITY

-------------------------------------
                                     )
SEKUK GLOBAL ENTERPRISES PROFIT      )
SHARING PLAN,                        )
                                     )
                     PLAINTIFF,      )
                                     )
      v.                             )
                                     )
RECKSON ASSOCIATES REALTY CORP.,     )  Civil No. 24-C-03-007496
HERVE A. KEVENIDES, JOHN V.N.        )  Judge Evelyn Omega Cannon
KLEIN, RONALD H. MENAKER, PETER      )
QUICK, LEWIS D. RANIERI, DONALD J.   )
RECHLER, GREGG M. RECHLER, MITCHELL  )
D. RECHLER, ROGER M. RECHLER, SCOTT  )
H. RECHLER and CONRAD D. STEPHENSON, )
                                     )
                     DEFENDANTS.     )
-------------------------------------)
                                     )
CHARLES D. HOFFMAN, et al.,          )
                                     )
                     PLAINTIFFS,     )  Civil No. 24-C-03-007876
                                     )  Judge Evelyn Omega Cannon
      v.                             )
                                     )
DONALD J. RECHLER, et al.,           )
                                     )
                     DEFENDANTS.     )
                                     )
-------------------------------------
                                     )
ROBERTA CHIRKO,                      )
                                     )
                     PLAINTIFF,      )  Civil No. 24-C-03-008010
                                     )  Judge Evelyn Omega Cannon
      v.                             )
                                     )
RECKSON ASSOCIATES REALTY CORP., et  )
al.,                                 )
                                     )
                     DEFENDANTS.     )
-------------------------------------

                            ORDER AND FINAL JUDGMENT

                            ORDER AND FINAL JUDGMENT

     THIS CAUSE having now come before the Court upon a Motion for Final

Judgment and Order of Dismissal and with respect to certain matters relating to the proposed settlement (the "Settlement") of the Actions in accordance with the

Stipulation of Settlement dated as of March 14, 2005, and the Exhibits thereto

(the "Stipulation"), and

     The Court having read and considered the Stipulation, heard arguments of counsel, granted preliminary approval of the settlement by Order dated

---------------------, 2005, and the Court having considered objections, if any,

raised by Reckson stockholders at the Settlement Hearing, and being otherwise fully appraised in the premises, and

     All parties having consented to the entry of this Order; it is

     ORDERED, ADJUDGED AND DECREED THAT:

                                  DEFINITIONS

     1. For purposes of this Final Judgment and Order of Dismissal (the

"Judgment"), the Court adopts and incorporates the definitions contained in the

Stipulation.

                                  JURISDICTION

     2. This Court has jurisdiction over the subject matter of the above-captioned litigation, and all actions within this litigation or related to this litigation, including, for settlement purposes, claims or actions within the exclusive jurisdiction of the federal courts, and over all parties in the

Actions, including all Reckson stockholders.

                     NO ADMISSION OR EVIDENCE OF LIABILITY

     3. This Court hereby decrees that neither the Stipulation, nor this

Judgment, nor the fact of the Settlement, is an admission or evidence of any violation of any statute or law or of any liability or wrongdoing by the

Released Persons or of the truth of any of the claims or allegations alleged in the Actions, or that could have been alleged in the Actions. This Judgment is not a finding of the validity or invalidity of any of the claims in the Actions or of any wrongdoing or lack thereof by any defendant. The Settlement and the

Stipulation, and any and all negotiations, documents and discussions associated with them, shall not be deemed or construed to be an admission or evidence of any violation of any statute or law or of any liability or wrongdoing by the Released Persons, or of the truth of any of the claims or allegations, or of any alleged defense, or of the absence of any wrongdoing or limitation of damage or injury, and evidence thereof shall not be discoverable or used directly or indirectly, in any way, by any Person, in any other proceeding.

                      FINALIZATION OF PRELIMINARY FINDINGS

     4. The Court makes final and unconditional the conditional and preliminary findings made by the Court regarding Notice, the appropriateness of the pleading of the Maryland Actions as shareholder derivative actions for and on behalf of

Reckson Associates Realty Corp. ("Reckson"), rather than as direct actions, and the settlement terms in the Order Regarding Preliminary Approval and Notice

("Preliminary Order") dated ----------------------, 2005.

                         NOTICE TO RECKSON STOCKHOLDERS

     5. The Court finds that the Notice of Settlement of the Actions was given in accordance with the Preliminary Order and that such notice was reasonable and constituted the best practicable notice under the circumstances, constituted valid, due and sufficient notice to all Reckson stockholders and complied fully with the requirements of due process, the Maryland Constitution, the

Constitution of the United States and applicable Maryland law.

     6. Pursuant to Maryland law and for the purposes of Settlement only, the

Court finds that the Maryland Actions were appropriately pled as shareholder derivative actions for and on behalf of Reckson, rather than as direct actions,

and that Sekuk Global Enterprises Profit Sharing Plan, Charles D. Hoffman, Lydia

J. Hoffman and Roberta Chirko fairly and adequately represent the interests of all Reckson stockholders in enforcing the rights of Reckson.

                           APPROVAL OF THE SETTLEMENT

     7. This Court hereby approves the Settlement set forth in the Stipulation and finds in accordance with Maryland law that the Settlement is, in all respects, fair, reasonable, adequate and in the best interest of Reckson and its stockholders, and directs the consummation and implementation of the Settlement in accordance with the terms and provisions of the Stipulation.

     8. This Court further finds that the settlement has been entered into and made in good faith, and that the Plaintiffs, Plaintiffs' Counsel and Plaintiffs'

Settlement Counsel have fairly and adequately represented the interests of

Reckson and its stockholders in connection with this litigation and the

Settlement.

                            DISMISSAL WITH PREJUDICE

     9. The Court hereby dismisses the above-captioned actions with prejudice,

without costs to any party, except as provided herein.

     10. The Court directs plaintiffs' counsel in the New York Federal Court

Actions and the New York State Court Actions to seek dismissal of those actions with prejudice in accordance with the terms of the Stipulation.

                             RELEASES AND COVENANTS

     11. Plaintiffs on their own behalf as well as on behalf of Reckson, Reckson

Operating Partnership, L.P. and Reckson stockholders have fully, finally and forever released, relinquished and discharged all Released Claims, and any and all claims arising out of, relating to or in connection with the Settlement or resolution of the Actions, against the Released Persons.

     12. Plaintiffs, Reckson, Reckson Operating Partnership, L.P. and Reckson

stockholders may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but each of Reckson, Reckson Operating

Partnership, L.P. and the Plaintiffs, on their own behalf and on behalf of

Reckson, Reckson Operating Partnership, L.P. and Reckson shareholders, has nonetheless fully, finally and forever settled and released any and all Released

Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling

Parties acknowledge that the foregoing waiver was separately bargained for and a key element of the Settlement of which this release is a part.

     13. The release extends to claims that Plaintiffs on their own behalf, as well as on behalf of Reckson, Reckson Operating Partnership, L.P. and Reckson

stockholders, do not know or suspect to exist at the time of the release, which,

if known, might have affected the decision to enter into this release. Each of

Reckson, Reckson Operating Partnership, L.P. and the Plaintiffs, on their own behalf and on behalf of Reckson, Reckson Operating Partnership, L.P. and Reckson

stockholders, have waived any and all provisions, rights and benefits conferred by any law of the United States, or any state or territory of the United States or principle of common law, which governs or limits a Person's release of unknown claims. The foregoing waiver includes without limitation an express waiver, to the full extent permitted by law, by Plaintiffs on their own behalf,

as well as on behalf of Reckson, Reckson Operating Partnership, L.P. and Reckson

stockholders, of any and all rights under California Civil Code Section 1542,

which provides:

           A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

     In addition, each of Reckson, Reckson Operating Partnership, L.P. and the

Plaintiffs on their own behalf and on behalf of Reckson, Reckson Operating

Partnership, L.P. and Reckson stockholders also has waived any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code Section 1542.

     14. Plaintiffs, Reckson, Reckson Operating Partnership, L.P. and Reckson

stockholders are hereby permanently barred and enjoined from asserting,

instituting, maintaining, prosecuting or enforcing against any of the Released

Persons any of the Released Claims (including Unknown Claims and including claims within the exclusive jurisdiction of the federal courts) in any court or other forum whatsoever, including such Released Claims as already may have been asserted in any pending action, arbitration or other proceeding.

                            CONTINUING JURISDICTION

     15. Without affecting the finality of this Judgment in any way, this Court retains continuing jurisdiction: (a) over the implementation, administration and consummation of the Settlement; (b) over these Actions until the Final Judgment contemplated hereby has become effective and each and every act agreed to be performed by the parties to the Stipulation shall have been performed pursuant to the Stipulation; and (c) over all parties to these Actions and all parties to the Stipulation for the purpose of taking such other actions as may be necessary to conclude and administer this Settlement and to implement and enforce the

Stipulation.

                           TERMINATION OF SETTLEMENT

     16. In the event that the Settlement does not become effective or is terminated in accordance with the terms and provisions of the Stipulation, then this Final Judgment shall be rendered null and void and be vacated and the

Stipulation and all orders entered in connection therewith by this Court shall be rendered null and void.

                        COMPLIANCE WITH PROCEDURAL RULES

     17. The Court finds that during the course of the Actions, the Settling

Parties and their respective counsel have at all times complied with the requirements of the applicable Maryland Rules of Civil Procedure.

                               FEES AND EXPENSES

     18. Plaintiffs' Settlement Counsel are hereby awarded attorneys' fees and reimbursement of expenses ("Fees and Expenses") in the amount of

Dollars--------.The foregoing Fees and Expenses have been determined by the

Court to be fair, reasonable and entirely appropriate. No other fees, costs or expenses may be awarded to Plaintiffs' Counsel in connection with the Actions,

or any other related action. The Fees and Expenses shall be paid by Reckson pursuant to the terms of the Stipulation.

     19. Any costs and expenses associated with the consummation and/or administration of the Settlement shall be paid pursuant to the terms of the

Stipulation.

                            ENTRY OF FINAL JUDGMENT

     20. The Court finds that no just reason exists for delay in entering final judgment in accordance with the Stipulation. Accordingly, the Clerk is hereby directed to enter this Final Judgment forthwith.

      Dated:  -----------------------, 2005



                                      --------------------------------------
                                      Judge Evelyn Omega Cannon